UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

PRINCIPAL FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Principal®

Proxy Statement

Notice of 2023 Annual Meeting

Dear Fellow Shareholders:
You are invited to attend the annual meeting of shareholders on Tuesday, May 16, 2023, at 9:00 a.m., Central Daylight Time. This year’s meeting will again be a virtual experience via live webcast. You will be able to participate online, vote your shares electronically, and submit your questions prior to and during the meeting by visiting: www.meetnow.global/M9ZND6X. There is no physical location for the annual meeting. As we’ve done in the past, Principal® is taking advantage of the Securities and Exchange Commission’s rule that allows companies to provide proxy materials for the annual meeting via the internet to registered shareholders.
The notice of annual meeting and proxy statement provide an outline of the business to be conducted at the meeting. We will also report on the progress of the Company and answer shareholder questions.
We encourage you to read this proxy statement and vote your shares. You may complete, date, and sign a proxy or voting instruction card and return it in the envelope provided (if these materials were received by mail) or vote by using the telephone or the internet. Thank you for acting promptly.
Sincerely,
Daniel J. Houston
Chairman, President and Chief Executive Officer
April 3, 2023

Notice of Annual Meeting of Shareholders
Meeting date:
Tuesday, May 16, 2023

Time:
9:00 a.m., Central Daylight Time

Location:
This will be a virtual only meeting which you can join at:
www.meetnow.global/M9ZND6X.

Agenda:
1.
Elect five Directors for three-year terms and one Director for a two-year term;

2.
Advisory approval of the compensation of our named executive officers;

3.
Advisory approval on the frequency of future advisory votes on compensation of our named executive officers;

4.
Ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2023; and

5.
Transact such other business as may properly come before the meeting.

The Company has not received notice of other matters that may be properly presented at the annual meeting.
You can vote if you were a shareholder of record on March 22, 2023. It is important that your shares be represented and voted at the meeting. Please vote by any one of the following methods:

Through the Internet: visit the website noted in the notice of internet availability of proxy materials that you received by mail, on the proxy or voting instruction card, or in the instructions in the email message that notified you of the availability of the proxy materials.	By telephone: call the toll-free telephone number shown on the proxy or voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials.	Complete, sign, and promptly return a proxy or voting instruction card in the postage paid envelope provided.
By Order of the Board of Directors
Natalie Lamarque
Executive Vice President, General Counsel and Secretary
April 3, 2023
Approximate Date of Commencement of Mailing of Proxy Materials: April 5, 2023

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 16, 2023:
The 2022 Annual Report, 2023 Proxy Statement and other proxy materials are available at
www.principal.com/annualmeeting.

Your vote is important! Please take a moment to vote by internet, telephone, or proxy or voting instruction card as explained in the How Do I Vote sections of this document.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	1

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	2

This 2023 Proxy Statement contains forward-looking statements, which are based on our current assumptions and expectations. These statements are typically accompanied by the words “expect,” “may,” “could,” “believe,” “would,” “might,” “anticipates” or similar words. The principal forward-looking statements in this 2023 Proxy Statement include our sustainability goals, commitments, and programs; the scope and impact of ESG risks and opportunities; and our business plans, initiatives, and objectives. Although we believe there is a reasonable basis for these forward-looking statements, our actual results could be significantly different. The most important factors that could cause our actual results to differ from our forward-looking statements are set forth in our description of risk factors included in our annual report on Form 10-K. Forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	3

Director Qualifications, Director Tenure, Process for Identifying and Evaluating Director Candidates and Diversity of the Board
The Nominating and Governance Committee of the Board of Directors (the “Board”) regularly assesses the expertise, skills, backgrounds, competencies, and other characteristics of Directors and candidates for Board vacancies considering the current Board composition and the Company’s existing strategic initiatives, risk factors, and all other relevant circumstances. The Nominating and Governance Committee also assesses Directors’ and candidates’ personal and professional ethics, integrity, values, and ability to contribute to the Board, including current employment responsibilities. In addition to personal attributes, the Board values experience as a current or former senior executive in financial services, in international business, and with financial management or accounting responsibilities. Competencies valued by the Board include strategic and results orientation, comprehensive decision making, risk management skills, and an understanding of current technology issues. These assessments provide direction for searches for Board candidates and in the evaluation of current Directors. The Nominating and Governance Committee reviews the performance of each Director whose term is expiring as part of the determination of whether to recommend the Director for reelection to the Board. Input to this process is also received from the other Directors and management and an independent consultant may be, and usually is, engaged to assist with these reviews. Director performance and capabilities are evaluated against desired characteristics and relevant considerations, including those noted above. Following the Nominating and Governance Committee’s discussion, the independent consultant, if one is used, or the Committee Chair provides feedback to the Directors who were evaluated. The Board annually conducts a self-evaluation regarding its effectiveness, and the Audit, Finance, Human Resources, and Nominating and Governance Committees also annually evaluate their respective performance.
All Board members have:
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Personal character that supports the Company’s core value of integrity;

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Training or experience that is useful to Principal in light of its strategy, initiatives, and risk factors; and

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A demonstrated willingness and ability to prepare for, attend, and participate effectively in Board and Committee meetings.

The following chart shows areas central to the Company’s strategy, initiatives, and operations for which independent Directors (expressed as a percentage) have specific training and executive level experience that assists them in their responsibilities.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	4

Skills and Experience of Our Independent Directors
Diversity of the Board is a longstanding and valued objective, as reflected in the Board’s Diversity Policy. Therefore, in addition to other considerations, the Nominating and Governance Committee reviews the Board’s diversity, including in terms of backgrounds, experiences, expertise, gender, generation, national origin, and race when recruiting new Directors. The current Board reflects these values, for example, in the gender (42% female) and racial (33% people of color) composition of our independent Directors. The below chart provides the details of the entire Board as of April 3, 2023.
Board Diversity Matrix (As of 4/3/2023)
Total Number of Directors	13
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	51	82	0	0
Part II: Demographic Background
African American or Black	13	14	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	25	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	46	57	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

1
Mary E. “Maliz” Beams, Jocelyn Carter-Miller, H. Elizabeth Mitchell, Diane C. Nordin, and Clare S. Richer

2
Jonathan S. Auerbach, Michael T. Dan, Roger C. Hochschild, Dan J. Houston, Scott M. Mills, Claudio M. Muruzabal, Blair C. Pickerell, and Alfredo Rivera

3
Ms. Carter-Miller

4
Mr. Mills

5
Messrs. Muruzabal and Rivera

6
Mses. Beams, Mitchell, Nordin, and Richer

7
Messrs. Auerbach, Dan, Hochschild, Houston, and Pickerell

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	5

The Board’s diversity objective reflects the values of the Company as well. Principal has long been recognized as an exceptional place to work.
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Fortune magazine named Principal one of its 2023 Most Admired Companies. Principal is consistently recognized for its commitment to fostering a diverse and inclusive environment where employees can thrive, advance, and share their unique perspectives;

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In 2022, Principal was again named to Forbes’ list of Best Employers for Women and its list of World’s Top Female Friendly Companies;

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Principal was recognized as one of the 2022 Seramount Top Companies for Executive Women—Hall of Fame 20+ years;

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In 2022, Forbes again named Principal one of America’s Best Employers for Diversity, ranking #56;

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In 2022, Principal earned a perfect score on Disability: IN’s Disability Equality Index;

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In 2022, Principal ranked #4 on Diversity MBA’s 50 Out Front: Best Places to Work for Women and Diverse Managers;

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And in 2022, Principal received a score of 100/100 on the Corporate Equality Index 2022, naming the Company one of the Best Places to Work for LGBTQ Equality for the 8th straight year.

The Board’s effectiveness benefits from Directors who have the necessary skills, backgrounds, and qualifications and who also increase the Board’s diversity. Director tenure and Board refreshment are important topics that receive considerable Board focus. The Board believes that its thorough Director performance reviews and healthy Board refreshment processes better serve Principal and its stakeholders than would mandatory term limits. Strict term limits would require that Principal lose the continuing contribution of Directors who have invaluable insight into Principal and its industry, strategies, and operations because of their experience with Principal. Nevertheless, the Board believes that it is in the best interests of the Company that the term of each Director shall not extend beyond the annual meeting following the Director’s 72nd birthday. The Board tenure of the independent Directors as of April 3, 2023, is reflected in the chart that accompanies this text. The average tenure of the Company’s independent Directors as of that date is 6.67 years. Michael T. Dan, who has served on the Board since 2006, will retire immediately following and thus not stand for election at our 2023 Annual Meeting, continuing our process of regularly refreshing the talent and perspectives reflected on our Board.

The Board tenure of the Directors, as reflected in the chart, balances deep knowledge of the Company, the industries in which it operates, and relevant issues, with fresh perspectives and additional expertise, while providing the oversight and independence needed to meet the interests of our shareholders and other stakeholders.
Communicating with stakeholders including clients, customers, employees, and investors, has always been an important part of how Principal conducts its business. Principal has had a formal shareholder engagement process in place for some time to facilitate discussions regarding matters of corporate governance. These discussions provide us with helpful insight into shareholders’ views on current governance topics, which are then discussed with the Nominating and Governance Committee and the full Board. This continuing process regularly supplements relevant communications regarding corporate governance and other topics made through the Company’s website and by its Investor Relations staff.
The Nominating and Governance Committee will consider shareholder recommendations for Director candidates sent to it c/o the Company Secretary. Director candidates nominated by shareholders are evaluated in the same manner as Director candidates identified by the Committee and search firms it retains. In addition, a shareholder or group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock (“Common Stock”) continuously for at least three years, can nominate Director candidates, constituting up to 20% of the Board.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	6

Proposal One—Election of Directors
The Board of Directors has three classes of Directors, each having a three-year term. All of the nominees are currently Directors of Principal. We expect that all the nominees will be able and willing to serve if elected. However, if, prior to the 2023 Annual Shareholders Meeting (the “2023 Annual Meeting”), any nominee should become unable or unwilling to serve, proxies may be voted at the 2023 Annual Meeting for another candidate nominated as a substitute by the Board, or the Board may reduce the number of Directors that constitute the Board.
In addition to the five Class I Directors being nominated for a new term, H. Elizabeth Mitchell, a Class III Director who joined the Board shortly following the 2022 Annual Shareholders Meeting, is standing for election by shareholders for the first time at the 2023 Annual Meeting. Ms. Mitchell was identified as a potential candidate for Board service with the assistance of a professional search firm.
The Board of Directors recommends that shareholders vote “For” all the nominees for election at the 2023 Annual Meeting.
Nominees for Class I Directors with Terms Expiring in 2026
Jonathan S. Auerbach Age: 60 Director Since: 2019
Committees: Finance and Nominating and Governance
Mr. Auerbach has been Executive Vice President, Chief Strategy, Growth and Data Officer of PayPal Holdings, Inc., a financial technology company, since 2015. In this capacity, he leads PayPal’s global strategy, acquisitions, partnerships, advanced analytics and data science, growth marketing, and corporate affairs teams. In addition, Mr. Auerbach serves as a strategic advisor to PayPal’s operations in China and is responsible for the company’s Blockchain, Crypto and Digital Currencies business unit and chairs PayPal’s Operating Group. He is also on the Board of the National Committee of U.S.-China Relations and a member of the Council of Foreign Relations. Prior to joining PayPal, he was Chief Executive Officer of SingTel’s Group Digital Life from 2013-2014 and spent over 26 years with McKinsey & Company serving in a variety of executive roles in Asia and North America, including leading the Asian Telecommunications, Media and Technology Practice, the Singapore Office, and Southeast Asia Region, and the North American High-Tech Practice.
Skills and Qualifications: Mr. Auerbach has executive level experience in executive compensation, financial services, human resources and talent management, international, marketing, mergers & acquisitions, product development, risk management, retail consumer, strategic planning, sustainability/ESG, and technology.
Education: Bachelor’s degree from Dartmouth College, and a B.A. and M.A. from Oxford University.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	7

Mary E. “Maliz” Beams Age: 67 Director Since: 2021
Committees: Audit and Finance
Former Public Directorships/Past 5 Years: BrightSphere Investment Group, Inc. (Audit and Compensation Committees).
Ms. Beams is the current CEO of the Long Term Stock Exchange. She served as the CEO of Retirement Solutions at Voya Financial Inc. from 2011 until 2015. She also served as Counselor at the Department of State from June to December 2017. She previously served on the board of directors of Aretec, Inc. (and as chair of that board’s Audit Committee and member of its Risk and Compensation Committees), as board chair at FNZ Trust U.S. Board, director at the Long Term Stock Exchange Group, and director (and member of the Finance Committee) of Mount Auburn Hospital—the Beth Israel Lahey System. She is an Advisory Board Member for Americas at Salesforce, Inc.
Prior to joining Voya, she served as President and CEO of TIAA-CREF Individual & Institutional Services, LLC from 2004 to 2010; Partner and President, Global Business Development, Head of Scudder Offshore Business, President, Scudder U.S. Brokerage Services, and Head of U.S. Direct Retail Business from 1997 to 2003; Senior Managing Director of Fleet Investment Advisors, Inc. from 1993 to 1997; Director of the Consumer Card Group of American Express Company from 1988 to 1993; and Senior Vice President of Retail Banking of Citibank from 1984 to 1988.
Skills and Qualifications: Ms. Beams has executive level experience in accounting and finance, asset and investment management, executive compensation, financial services, human resources and talent management, international, marketing, mergers and acquisitions, product development, risk management, strategic planning, sustainability/ESG, and technology.
Education: Bachelor’s degree in English from Boston College, a Certificate of Special Studies in Strategic Planning from Harvard University, and an M.B.A. in Marketing and Finance from Columbia University.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	8

Jocelyn Carter-Miller Age: 65 Director Since: 1999 (Principal Life), 2001 (the Company)
Committees: Human Resources (Chair), Nominating and Governance and Executive
Public Directorships: Arlo Technologies, Inc. (Audit Committee, Chair of Compensation Committee); The Interpublic Group of Companies, Inc. (Audit and Executive Committees, Corporate Governance and Social Responsibility Chair); Backblaze, Inc. (Compensation Committee Chair, Audit Committee member, and Nomination and Governance Committee member)
Former Public Directorships/Past 5 Years: Netgear, Inc. (Audit and Compensation Committees)
Ms. Carter-Miller has been President of TechEd Ventures since 2005, which specializes in the development and marketing of high performance educational and personal empowerment programming. She also leads Jocelyn Carter-Miller, LLC, a business consulting firm. She was Executive Vice President and Chief Marketing Officer of Office Depot, Inc. from 2002 to 2004, with responsibility for the company’s marketing for its 846 superstores, contract, catalog, and e-commerce businesses in the United States and Canada and operations in 15 other countries. Before joining Office Depot, she was Corporate Vice President and Chief Marketing Officer of Motorola, Inc. with overall responsibility for marketing across its $30 billion revenue base and diverse businesses. She also had general management responsibility while at Motorola for network operations in Latin America, Europe, the Middle East, and Africa. Prior to joining Motorola, she was Vice President, Marketing and Product Development at Mattel, Inc. She serves on nonprofit boards and is an NACD National Board Member and a former President of the League of Women Voters of Broward County. Ms. Carter-Miller was a 2013 NACD Directorship 100 Honoree, a Savoy Power 300: 2016/2021 Most Influential Black Corporate Directors, a 2017 Directors & Boards Director to Watch, and a 2018 Most Influential Corporate Directors by WomenInc.
Skills and Qualifications: In addition to her marketing leadership background, Ms. Carter-Miller has executive level experience in accounting and finance, brand management, retail consumer, executive compensation , advertising, sales, multinational companies, international operations, human resources and talent management, marketing, mergers and acquisitions, product development, project management, risk management, strategic planning, sustainability/ESG, technology, and leadership development and training. She also has passed the certified public accountant exam.
Education: Bachelor’s degree in Accounting from the University of Illinois and an M.B.A. in Finance and Marketing from the University of Chicago.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	9

Scott M. Mills Age: 55 Director Since: 2016
Committees: Audit, Human Resources and Executive
Mr. Mills has been Lead Director since 2020.
Mr. Mills has been President and Chief Executive Officer of BET Media Group, an American entertainment company, since 2021. Prior to that, he was President of BET Networks from 2018 through 2021, Executive Vice President and Chief Administrative Officer of Viacom, Inc., a former multinational mass media conglomerate, from 2015 through 2017, and Executive Vice President of Human Resources and Administration from 2012 to 2015. Prior to that, he was President and Chief Operating Officer of Viacom’s BET Networks unit, where he previously served as Chief Financial Officer and President of Digital Media. He worked in investment banking and served as Deputy Treasurer for the City of Philadelphia before joining BET.
Skills and Qualifications: Mr. Mills has executive level experience in accounting and finance, asset and investment management, executive compensation, human resources and talent management, marketing, product development, strategic planning, and technology.
Education: Bachelor’s degree in economics from the Wharton School of the University of Pennsylvania.

Claudio N. Muruzabal Age: 62 Director Since: 2021
Committees: Human Resources and Nominating and Governance
Mr. Muruzabal is President of SAP, Cloud Success Services. With over 25 years of experience heading large technology organizations, he joined SAP in 2015 and was previously President of SAP EMEA South and Chairman of SAP Latin America & Caribbean. Prior to this date he was CEO of NEORIS for ten years and evolved the Latin American born company into a global management and IT consulting business. Previously, he was Vice President of Teradata Corporation in Latin America and the Caribbean and worked at NCR Corporation for over 20 years, where he held various senior executive positions.
A strong advocate of education and an entrepreneurial mindset as a means to advance social wellbeing and economic growth, Mr. Muruzabal serves as Americas Co-Chair of nonprofit Junior Achievement. He is also a Board Member of the Council of the Americas, and has been recognized consecutively from 2016 to 2020 with the HITEC 50 Award, as one of the top 50 most influential and notable Hispanic Professionals in the IT industry. In 2019, he was recognized by the Council of the Americas organization with the “Technology Leader of the Year” Bravo Award.
Skills and Qualifications: Mr. Muruzabal has executive level experience in accounting and finance, asset and investment management, executive compensation, human resources and talent management, international, marketing, mergers and acquisitions, product development, strategic planning, sustainability/ESG, and technology.
Education: Bachelor’s degree from the Catholic University of Argentina with double major in Business Administration and Accounting, and Global Executive M.B.A. from The Fuqua School of Business at Duke University.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	10

Nominee for Class III Director with a Term Expiring in 2025
H. Elizabeth Mitchell Age: 61 Director Since: 2022
Committees: Audit and Finance
Public Directorships: Selective Insurance Group (Chair of Audit Committee, member of Corporate Governance & Nominating Committee)
Former Public Directorships/Past 5 Years: StanCorp Financial Corp (Audit and Nominating and Governance committees).
Ms. Mitchell has been an Independent Director for Selective Insurance Group, Inc. since 2018. Ms. Mitchell is also currently an advisor to Hudson Structured Capital Management Ltd (2018). Prior to that, she served on the Board of Directors of StanCorp Financial Corp (and several of its insurance subsidiaries) from 2017 to 2022, serving on audit and nominating and governance committees; was non-executive chair of Weston Insurance Holdings Corporation from 2020-2022; was on the Boards of St. John’s University School of Risk Management and Actuarial Science from 2007 to 2016; Reinsurance Association of America (2002-2007, 2014-2016); The Institutes (2010-2016); and Broker and Reinsurance Market Association (2002-2016, Chair 2007-2008).
Ms. Mitchell was CEO of Renaissance Reinsurance U.S. Inc and its predecessor Platinum Underwriters Reinsurance Inc from 2007, and President from 2005, until her retirement in 2016. Prior to that role, she held various other executive positions at the firm and its penultimate predecessor St. Paul Re, Inc, beginning in 1993. Prior to Renaissance Re/Platinum/St. Paul, she was an actuary at English & American Insurance Group Ltd. and Tillinghast/Towers Watson (now Willis Towers Watson). She is a Fellow of the Casualty Actuarial Society and a Member of the American Academy of Actuaries. She is also a National Association of Corporate Directors (NACD) Certified Director.
Skills and Qualifications: Ms. Mitchell has executive level experience in accounting and finance, executive compensation, financial services, human resources and talent management, international, mergers and acquisitions, risk management, strategic planning, sustainability/ESG, and technology.
Education: Bachelor’s degree from the College of the Holy Cross and CERT Certificate in Cyber Security Oversight from Carnegie Mellon University.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	11

Continuing Class II Directors with Terms Expiring in 2024
Roger C. Hochschild Age: 58 Director Since: 2015
Committees: Finance and Nominating and Governance (Chair)
Public Directorships: Discover Financial Services
Mr. Hochschild has been Chief Executive Officer and President of Discover Financial Services since 2018. Prior to that, he was President and Chief Operating Officer of Discover Financial Services since 2004. He served as the Chief Administrative Officer, Executive Vice President, and Chief Strategy Officer of Morgan Stanley from 2001 to 2004; Chief Marketing Officer of Discover Financial Services from 1998 to 2001; and a Senior Executive Vice President of MBNA America Bank from 1994 to 1998. He has been a Director for Chicago Public Media since 2016.
Skills and Qualifications: Mr. Hochschild has executive level experience in accounting and finance, asset and investment management, retail consumer services, executive compensation, financial services, human resources and talent management, marketing, mergers and acquisitions, product development, risk management, strategic planning, sustainability/ESG, and technology.
Education: Bachelor’s degree in economics from Georgetown University, and an M.B.A. from the Amos Tuck School at Dartmouth College

Daniel J. Houston Age: 61 Director Since: 2014
Committees: Executive (Chair)
Mr. Houston has been Chairman, President and Chief Executive Officer of the Company and Principal Life Insurance Company (“Principal Life”) since 2016. Prior to that, he was President and Chief Executive Officer from 2015 to 2016. He served as President and Chief Operating Officer from 2014 to 2015. He joined Principal Life in 1984 and had several management positions, being named Senior Vice President in 2006 and President of Retirement and Income Solutions in 2008. He is past Chairman of the board of directors of the American Council of Life Insurers and also serves on the boards of the Iowa Business Council, Greater Des Moines Partnership, Employee Benefits Research Institute, Iowa State University Business School Dean’s Advisory Council, Partnership for a Healthier America, and Community Foundation of Greater Des Moines.
Skills and Qualifications: Mr. Houston has operational expertise, global awareness, and deep talent-leadership skills. During his career with the Company, he has worked in sales, managed numerous businesses, and helped lead the transformation of the Company to a global investment management leader. He has extensive operational experience, as well as expertise in risk management, executive compensation, talent management, marketing and sales, and mergers and acquisitions.
Education: Bachelor of Science degree from Iowa State University.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	12

Diane C. Nordin Age: 64 Director Since: 2017
Committees: Audit (Chair) and Finance
Public Directorships: Fannie Mae (Vice Chair of the Board, member Audit, Risk Policy and Executive Committees, Chair of the Compensation Committee)
Ms. Nordin was a partner of Wellington Management Company, LLP, a private asset management company, from 1995 to 2011, having originally joined Wellington in 1991. Throughout her tenure, Ms. Nordin’s responsibilities spanned product management, client relationship management, and ultimately the oversight of Wellington’s Fixed Income group where she was responsible for approximately 20 investment approaches and 130 investors globally. During her time at Wellington, Ms. Nordin served as Vice Chair of the Compensation Committee and Audit Chair of the Wellington Management Trust Company in addition to other committee service throughout her tenure. Prior to joining Wellington, she worked at Fidelity Investments and Putnam Advisory.
Ms. Nordin is a director of Antares Capital, where she is Chair of the Compensation Committee (since 2016). Ms. Nordin is an Emeritus Trustee of Wheaton College (2010 to present) where she chaired the Investment Committee and served on the Audit Committee; was appointed Trustee of Financial Analysts Foundation (2022); and was elected a Trustee of Financial Accounting Foundation (2022) board where she serves on the Appointments and Oversight Committees. (Financial Accounting Foundation is an independent private organization responsible for the oversight, administration, and finances of FASB and GASB.) She formerly served as a governor of the CFA Institute (2016 to 2022) where she was the Chair of the Board of Governors as well as the Audit, Risk and Nominations Committee; member of the Risk, Executive and People and Culture Committees; and Chair of the Governance Committee. She also formerly served as a Board member, Executive and Compensation Committee member, and Investment Committee Chair of the Appalachian Mountain Club, the oldest conservation organization in the United States. Ms. Nordin also serves on the NY State Common Fund Investment Advisory Committee in a pro bono capacity.
Skills and Qualifications: In addition to her extensive experience in the asset management business, Ms. Nordin has executive level experience in accounting and finance, asset and investment management, executive compensation, financial services, human resources and talent management, international operations, marketing, product development, risk management, and strategic planning.
Education: Bachelor’s degree from Wheaton College (MA) and is a Chartered Financial Analyst.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	13

Alfredo Rivera Age: 62 Director Since: 2020
Committees: Audit and Human Resources
Mr. Rivera is currently a Senior Advisor at The Coca-Cola Company after serving as President of the North America Operating Unit of The Coca-Cola Company from 2020 until 2022. In his previous role, he helped lead the company’s transformation to emerge stronger as a total beverage company, enabled by a globally networked organization. Mr. Rivera has been a veteran of the global Coca-Cola system for 38 years and joined The Coca-Cola Company in 1997. Prior to his current role he served as President, Latin America from 2016 to 2020, President, Latin Center Business Unit from 2013 to 2016, Vice President of Operations Mexico from 2006-2012 and prior to 2006 held other global positions with Coca-Cola. Mr. Rivera was a director of the Coca-Cola Hellenic Bottling Company from 2018 to 2021.
Skills and Qualifications: Mr. Rivera has executive level experience in accounting and finance, retail consumer, executive compensation, human resources and talent management, international, marketing, strategic planning, and sustainability/ESG.
Education: Bachelor’s degree and M.B.A. from the University of Southern Mississippi and completed the Advanced Management Program at Harvard Business School.

Continuing Class III Directors with Terms Expiring in 2025
Blair C. Pickerell Age: 66 Director Since: 2015
Committees: Finance and Nominating and Governance
Public Directorships: Link Real Estate Investment Trust (Nomination Committee and Chair of the Remuneration Committee); Dah Sing Banking Group Limited (Chair of the Risk Management, Compliance Committee, and a member of the Audit Committee); First Pacific Company Limited (Finance and Corporate Governance Committees)
Former Public Directorships/Past 5 Years: Dah Sing Financial Holdings Limited
Mr. Pickerell served as Head of Asia of Nikko Asset Management from 2010 to 2014 and as its Chairman Asia from 2014 to 2015. From 2007 to 2010, he was CEO, Asia, at Morgan Stanley Investment Management. He has also served as Chief Executive, Asia Pacific, of HSBC Asset Management and as Chairman of Jardine Fleming Funds.
Mr. Pickerell’s current international service includes memberships on the Supervisory Committee for the Tracker Fund of Hong Kong; the International Advisory Council of the Faculty of Business and Economics of The University of Hong Kong; and Chairman of the Harvard Business School Association of Hong Kong.
Skills and Qualifications: In addition to his extensive leadership record in the investment and asset management and financial services industries, Mr. Pickerell has executive level experience in accounting and finance, asset and investment management, retail consumer, executive compensation, financial services, human resources and talent management, international, marketing, mergers and acquisitions, product development, risk management, and strategic planning. He is fluent in Mandarin Chinese.
Education: Bachelor’s and master’s degrees from Stanford University and an M.B.A. from Harvard Business School.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	14

Clare S. Richer Age: 64 Director Since: 2020
Committees: Audit, Finance (Chair) and Executive
Public Directorships: Bain Capital Specialty Finance Inc. (member of the Audit, Compensation, and Nominating/Governance Committees); State Street Global Advisors SPDR ETF Funds (member of the Audit Committee)
Ms. Richer was Chief Financial Officer of Putnam Investments from 2008 to 2017 and has more than 25 years of investment management experience. Prior to joining Putnam, Ms. Richer held several roles at Fidelity Investments from 1983 to 2008. Ms. Richer is currently a Trustee of the University of Notre Dame (member of the Compensation, Investment Finance, and Executive Committees); the Alzheimer’s Association; MA/NH; and the Esplanade Association.
Skills and Qualifications: In addition to having deep experience in governance, compliance, and risk in highly volatile, heavily scrutinized environments, Ms. Richer has executive level experience in accounting and finance, asset and investment management, executive compensation, financial services, human resources and talent management, mergers and acquisitions, product development, risk management, strategic planning, and technology.
Education: B.B.A. from University of Notre Dame

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	15

Corporate Governance
The Company’s Board and management regularly review best practices for corporate governance and modify our policies and practices as warranted. Our current best practices include:
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Proxy access for shareholders owning 3% or more of the Company’s Common Stock for a minimum of three years;

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Super-majority of independent Directors (12 out of 13);

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All key committees (i.e., Audit, Finance, Human Resources, and Nominating and Governance Committees) are composed entirely of independent Directors;

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Strong independent Lead Director;

•
Director resignation policy if the support of a majority vote of shareholders is not achieved;

•
Policy regarding Directors’ service on other public company boards;

•
Board and committee self-assessments conducted annually;

•
Director evaluations conducted no less frequently than in connection with Director nomination process;

•
Robust stock ownership guidelines for Directors;

•
Board Diversity Policy and a diverse and inclusive Board membership in terms of age, background, experience, gender, ethnicity, and tenure;

•
Robust shareholder engagement program to obtain valuable feedback on our compensation and governance programs;

•
Annual review of CEO succession plan by the independent Directors with and without the CEO present;

•
Annual Board review of senior management long-term and emergency succession plans;

•
Multiple executive sessions involving solely independent Directors (“Executive Sessions”) at each regularly scheduled Board meeting; and

•
Robust policies and procedures concerning the identification of and monitoring for conflicts of interest across the organization.

Board Leadership Structure
The Board exercises flexibility in establishing a leadership structure that works best for Principal at any given time. Historically, the positions of Chairman of the Board and CEO have been held by two people or combined and held by one person, depending on circumstances. Currently, Daniel J. Houston is the Chairman and CEO. Since 1990, the Board has had a Lead Director because it believes that it is important that the independent Directors have a formally acknowledged leader in addition to the Chairman of the Board who leads the Board generally. The Board regularly reviews the effectiveness of this shared leadership. Whether to separate or combine the Chairman and CEO positions is based on factors such as the tenure and experience of the CEO and the broader economic and operating environment of the Company. Principal has separated the roles of Chairman of the Board and CEO during periods of senior executive management transition, with the prior Chairman retaining that position as the newly appointed CEO assumes new responsibilities. The Board prefers this flexible approach as opposed to a requirement that the positions of Chairman and CEO be combined or separate. Mr. Mills, the current Lead Director, was selected by the independent Directors and assumed this role in 2020. The Nominating and Governance Committee reviews the appointment of Lead Director annually.
The Lead Director and the Chairman jointly determine the Board’s agenda for each regular quarterly meeting, and the Lead Director seeks input on the agenda from the other independent Directors. The Lead Director and Chairman share the duties of presiding at each Board meeting. The Chairman presides when the Board is meeting as a full Board. The Lead Director presides when the Chairman is not present; plans and leads Executive Sessions of independent Directors; leads the Board’s annual self-evaluation; calls special Board meetings if the Chairman is unable to act; and leads the Board’s CEO succession planning discussions. Executive Sessions generally occur at the start and end of each regularly scheduled Board meeting and were held in conjunction with each regularly scheduled Board meeting during 2022.
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Role of the Board in Risk Oversight
Risk management is an essential component of our culture and business model. Management within our business units and functional areas is primarily responsible for identifying, assessing, monitoring, and managing risk exposures. The Company’s Enterprise Risk Management program includes a Chief Risk Officer, whose team operates independently from the business units, and an Enterprise Risk Management Committee, composed of members from the executive management team, that provides enterprise-wide oversight for material risks. The Risk team works closely with colleagues from compliance, including the Company’s Chief Compliance Officer who reports directly to the Company’s General Counsel. The Company also has a robust internal audit and risk consulting function.
The Board oversees management’s execution and performance of its risk management responsibilities. The Board reviews strategic threats, opportunities, and risks Principal and its businesses or functions are managing. This includes oversight of risks such as credit, market, liquidity, product, operational, cybersecurity, reputational, and general business risk that are handled directly by the Board or by Board Committees as discussed below:
The Audit Committee: risk and mitigation related to accounting, financial controls, legal, regulatory, ethics, compliance, operations and general business activities. The Audit Committee also oversees the framework and policies with respect to enterprise risk management.
The Finance Committee: risk and mitigation related to liquidity, credit, market, product, and pricing activities. The Finance Committee also oversees capital management, capital structure and financing, investment policy, tax planning, and key risks associated with significant financial transactions. The Finance Committee also provides guidance to the Human Resources Committee on the appropriateness of Company financial goals used in annual and long-term employee incentive compensation arrangements.
The Human Resources Committee: risk and mitigation related to the design and operation of employee compensation arrangements to confirm they are consistent with business plans and are appropriately designed to limit or mitigate risk. The Human Resources Committee annually reviews an analysis of the Company’s incentive compensation plans to ensure they are designed to create and maintain shareholder value, provide rewards based on the long-term performance of the Company and do not encourage excessive risk. The Human Resources Committee also oversees succession planning and development for senior management.
The Nominating and Governance Committee: risk and mitigation related to the Company’s environmental, sustainability and corporate social responsibilities as well as the Company’s political contribution activities. The Nominating and Governance Committee also monitors whether the Board and its committees have the collective skills and experience necessary to monitor the risks facing Principal.
The Chief Risk Officer and other members of senior management provide reports and have discussions with the Board and its committees on our risk profile and risk management activities, including reviews of ongoing adherence to policy, impacts of external events, and how strategy, initiatives, and operations integrate with our risk objectives. The Board also receives input on these issues from external entities such as our independent auditor, regulators, and consultants. These activities provide the Board with a greater understanding of the material risks we face, the level of risk in matters presented for Board approval, and how risks are related.
At least annually, the Company assesses its risk exposure and presents the results of this assessment to the Board. The Company’s risk assessment focuses primarily on four categories of risk: Financial Risk; Product and Pricing Risk; Operational and Business Risk; and Strategic Risk. The Company also assesses key Emerging Risks and applies monitoring strategies depending on whether the risk is assessed to be a short-term (less than one year) or long-term risk (greater than one year). The Company’s risk oversight process is also integrated into the Company’s disclosure controls and procedures, including risk disclosures contained within the Company’s Form 10-K. The Company utilizes a cross-functional enterprise team to review and draft the Company’s disclosures, including a Disclosure Committee that provides reports to executive management and the Board.
The Board views cybersecurity risk in the context of the overall management of risk for our global enterprise, involving people, processes, and technology. As a financial services company, the Board understands the persistent and dynamic nature of cyber threats and the importance of remaining prepared to defend against and respond to these threats. It is treated as a Board level matter, and the Board receives regular reports from the Chief Information Officer, the Chief Information Security Officer, and other professionals to ensure
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	17

management has established and is proactively maintaining an enterprise-wide cyber risk program with necessary policies, practices, and controls to manage the risk and ensure resiliency.
Succession Planning and Talent Development
The Board believes that succession planning for future leadership of the Company is one of its most important roles. The Board is actively engaged and involved in talent management and reviews succession at least annually. This includes a detailed discussion of our global leadership and succession plans with a focus on CEO succession planning as well as succession planning for all key executive positions.
In addition, the Human Resources Committee regularly discusses the talent pipeline for critical roles at a variety of organizational levels, including CEO. A comprehensive review of executive talent, including assessments by an independent consulting firm, determines an executive’s readiness to take on additional leadership roles, and identifies the developmental and coaching opportunities needed to prepare them for greater responsibilities. High-potential leaders are given exposure and visibility to Board members through formal presentations and informal events. The Human Resources Committee also receives regular updates on key talent indicators for the overall workforce, including diversity, recruiting, and development programs. In addition, the Company has an emergency succession plan for the CEO that is reviewed by the Board annually.
Majority Voting
In uncontested Director elections, Directors are elected by the majority of votes cast. If an incumbent Director is not elected and no successor is elected, the Director must submit a resignation to the Board, which will decide whether to accept the resignation. The Board’s decision and reasons for its decision will be publicly disclosed within 90 days of certification of the election results.
Director Independence
The Board determines at a Director’s initial appointment, and thereafter at least annually, whether each Director is independent, using its independence standards in these determinations. These independence standards include the Nasdaq standards for independence and are on the Company’s website, www.principal.com. The Board considers all commercial, banking, consulting, legal, accounting, charitable, family and other relationships (either individually or as a partner, shareholder, or officer of an organization) a Director (or Director candidate) has with Principal, or any affiliate. The Board most recently made these determinations for each Director in February 2023 based on:
•
A review of relationships and transactions between Directors, their immediate family members and other organizations with which a Director is affiliated and the Company, its subsidiaries, or executive officers;

•
Questionnaires completed by each Director regarding any relationships or transactions that could affect the Director’s independence;

•
The Company’s review of its purchasing, investment, charitable giving, and other records; and

•
Recommendations of the Nominating and Governance Committee.

The Board affirmatively determined that the following Directors have no material relationship with the Company and are independent: Mr. Auerbach, Ms. Beams, Ms. Carter-Miller, Mr. Dan, Mr. Hochschild, Mr. Mills, Ms. Mitchell, Mr. Muruzabal, Ms. Nordin, Mr. Pickerell, Ms. Richer, and Mr. Rivera. The Board also determined that all current members of the Audit, Finance, Human Resources, and Nominating and Governance Committees are independent. No Director other than Mr. Houston has been employed by the Company at any time.
Some Directors have categorically immaterial relationships and transactions with Principal:
•
Mr. Pickerell and Mr. Mills are customers of the Company’s subsidiaries.

•
Ms. Nordin and Mr. Pickerell are directors, and Messrs. Auerbach, Hochschild, Mills, and Muruzabal are executives of for-profit entities with which the Company’s subsidiaries conduct ordinary commercial transactions.

Certain Relationships and Related Party Transactions
As of December 31, 2022, the Vanguard Group, Inc. managed funds holding in the aggregate approximately 11.56% of the Common Stock. During 2022, Principal Shareholder Services, Inc. paid the Vanguard Group
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$82,044 and paid Vanguard Brokerage Services $48,354, in each case for sub-transfer agent services. During 2022, Vanguard provided mutual fund distribution services pursuant to a contract with Principal Funds Distributors, Inc. (“PFD”), for which PFD paid Vanguard $119,919. Principal Life accounts held approximately $45,720,040 in privately-placed debt issued by Vanguard. These holdings carry interest rates varying from 1.94% to 3.13% and paid Principal Life $1,849,562 during 2022. Principal Life and affiliates hold, or manage accounts holding, securities issued by Vanguard funds.
As of December 31, 2022, BlackRock, Inc. (together with its affiliates “BlackRock”) and certain subsidiaries collectively owned or managed funds holding in the aggregate approximately 9.6% of the Common Stock. During 2022, Principal Global Investors, LLC paid BlackRock Financial Management $1,532,521 in management fees associated with the Principal Funds, Inc. In 2022, Principal affiliates paid BlackRock $4,918,101 for fees in connection with the use of, and services and consulting furnished in connection with, the Aladdin system. Principal Life and affiliates hold, or manage accounts holding, securities issued by BlackRock, Inc. BlackRock affiliates manage investment funds in which affiliates of the Company invest for their own or managed accounts.
As of December 31, 2022, Nippon Life Insurance Company (“Nippon Life”) held approximately 7% of the Common Stock. Nippon Life is the parent company of Nippon Life Insurance Company of America (“NLICA”). Nippon Life, NLICA and Principal Life have had business relationships for more than 20 years. In 2022, Nippon Life and NLICA paid the following amounts to Principal Life or its affiliates: $261,099 for pension services for defined contribution plans maintained by NLICA and an affiliate (mostly paid by plan participants) and $6,601,787 for investment services. The Company owns 1,096 shares of the common stock of NLICA and Principal received $424,141 in dividends from such stock in 2022. Principal Life general and separate accounts hold privately-placed bonds issued by Nippon Life with a market value at the end of 2022 of $18,461,825, and $3,823,902, respectively. The general account holdings carry interest rates varying from 1.162% to 5.1% and paid Principal Life $3,286,136 in interest in 2022. The separate account holdings carry an interest rate of 2.75% and paid Principal Life $57,875 in 2022. Nippon Life Americas, Inc. (formerly known as NLI US Investments, Inc. (“NLAI”)), owns approximately 18.85% of Post Advisory Group, LLC (“Post”), an affiliate of the Company. During 2022, Post paid NLAI an aggregate of  $4,492,200 in dividends. Principal affiliates hold, and manage accounts holding, securities issued by Nippon Life, and Nippon Life invests in funds managed by Principal affiliates.
As of December 31, 2022, Managed Account Advisors LLC (“MMA”). owned or managed funds holding in the aggregate approximately 5.2% of the Common Stock. During 2022, Principal Global Investors, LLC received $6,773,934 from MMA and affiliates in connection with the provision of investment management services.
Dwight Soethout, Vice President-Chief Actuary, is the spouse of Deanna D. Strable-Soethout, Executive Vice President and Chief Financial Officer. Mr. Soethout has been an employee since 1993. In 2022, he received $910,016 in base salary, bonuses, and long-term incentive compensation. His compensation is commensurate with that of his peers. His employment and compensation were approved by the Human Resources Committee.
The Company maintains robust policies and procedures for the identification and monitoring of arrangements with related parties. The Nominating and Governance Committee or its Chair must approve or ratify all transactions with related parties that are not preapproved by or exempted from the Company’s Related Party Transaction Policy (the “Policy”). At each quarterly meeting, the Nominating and Governance Committee reviews transactions with related parties and ratifies any transaction that is subject to the Policy if it determines it is appropriate and may attach conditions to that approval. Transactions involving employment of a relative of an executive officer or Director must be approved by the Human Resources Committee. The Company’s Related Party Transaction Policy is publicly available at www.principal.com.
Board Meetings
The Board held 10 meetings in 2022, five of which were two-day meetings. No Director then in office attended less than 75% of the aggregate of the meetings of the Board and the committees of which the Director was a member. While Director attendance is not mandatory, the Company’s annual shareholder meeting is scheduled on a date that coincides with a regularly-scheduled quarterly Board meeting. In 2022, all Directors then on the Board except for one attended the annual shareholders meeting virtually.
Global Corporate Code of Conduct
Each Director and officer of the Company has certified they comply with the Principal Global Code of Conduct, the foundation for ethical behavior across the organization. The Code is publicly available at https://investors.principal.com/investor-relations/our-business/corporate-governance/default.aspx
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Board Committees
Only independent Directors may serve on the Audit, Human Resources, and Nominating and Governance Committees, and while not required by its charter, the Board’s Finance Committee currently is composed of only independent Directors. The Committees review their charters and performance annually. Committee charters of the Audit, Finance, Human Resources, and Nominating and Governance Committees are publicly available on the Company’s website, www.principal.com.
Membership and responsibilities of each of the Board Committees:
Committee	Responsibilities	Members (*Committee Chair)	Meetings held in 2022
Audit
•
Appointing, terminating, compensating, and overseeing the Company’s independent auditor and selecting the lead audit partner;

•
Reviewing and reporting to the Board on the independent auditor’s activities;

•
Approving all audit engagement fees and preapproving compensation of the independent auditor for non-audit engagements, consistent with the Company’s Auditor Independence Policy;

•
Reviewing internal audit plans and results;

•
Reviewing and reporting to the Board on accounting policies and legal and regulatory compliance;

•
Reviewing the Company’s policies on risk assessment and management; and

•
All members of the Audit Committee are financially literate and are independent, as defined in the Nasdaq listing standards, and are “audit committee financial experts”, as defined by the Sarbanes-Oxley Act.

		Mary E. “Maliz” Beams Scott M. Mills H. Elizabeth Mitchell Diane C. Nordin* Clare S. Richer Alfredo Rivera	8
Human Resources
•
Evaluating the performance of the CEO and determining his compensation relative to his goals and objectives;

•
Approving compensation for all other officers of the Company and Principal Life at the level of Senior Vice President and above (“Executives”);

•
Approving employee compensation policies for all other employees;

•
Approving employment, severance, or change of control agreements and perquisites for Executives;

•
Overseeing Executive development and succession planning;

•
Overseeing our global inclusion strategy;

•
Approving equity awards;

•
Administering the Company’s incentive and other compensation plans that include Executives;

		Jocelyn Carter-Miller* Michael T. Dan Scott M. Mills Claudio N. Muruzabal Alfredo Rivera	10
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Committee	Responsibilities	Members (*Committee Chair)	Meetings held in 2022

•
Acting on management’s recommendations for broad-based employee pension and welfare benefit plans;

•
Reviewing compensation programs to confirm that they encourage management to take appropriate risks; discourage inappropriate risks and act consistently with the Company’s business plan, policies, and risk tolerance;

•
Reviewing the Company’s pay equity processes; and

•
Reviewing the Company’s human capital disclosures.

Nominating and Governance	• Recommends Board candidates, Board committee assignments, and service as Lead Director; • Reviews and reports to the Board on Director independence, performance of individual Directors, process for the annual self-evaluations of the Board and its performance and committee self-evaluations, content of the Global Code of Conduct, Director compensation, and the Corporate Governance Guidelines; and • Reviews environmental and corporate social responsibility matters as well as the Company’s political contribution activities.	Jonathan S. Auerbach Jocelyn Carter-Miller Michael T. Dan Roger C. Hochschild* Claudio N. Muruzabal Blair C. Pickerell	5
Finance
•
Assists the Board with financial, investment, and capital management policies;

•
Reviews capital structure and plans, significant financial transactions, financial policies, credit ratings, matters of corporate finance, including issuance of debt and equity, shareholder dividends, proposed mergers, acquisitions, and divestitures;

•
Reviews and provides guidance on financial goals;

•
Oversees investment policies, strategies, and programs; and

•
Reviews policies and procedures governing the use of financial instruments including derivatives; and assists the Board in overseeing and reviewing information regarding enterprise financial risk management, including the policies, procedures and practices to manage liquidity, credit market, product and pricing risks, and tax planning.

		Jonathan S. Auerbach Mary E. “Maliz” Beams Roger C. Hochschild H. Elizabeth Mitchell Diane C. Nordin Blair C. Pickerell Clare S. Richer*	11
Executive	• Acts on matters delegated by the Board which must be approved by its independent members. Has the authority of the Board between Board	Jocelyn Carter-Miller Daniel J. Houston* Scott M. Mills	None

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Committee	Responsibilities	Members (*Committee Chair)	Meetings held in 2022
	meetings unless the Board has directed otherwise or as mandated by law and in the By Laws.	Clare S. Richer

Sustainability at Principal
Principal aims to foster a world in which financial security is accessible to all. To fulfill this commitment, our enterprise-wide sustainability approach harnesses the power of our people and advances inclusive products and services while embedding sustainable practices across the business. Our sustainability strategy is governed by Sustainability® Task Force, which is made up of members appointed by Chairman, President, and CEO Daniel Houston. The members are leaders across the organization and the task force reports quarterly to the Board.
Our sustainability strategy is informed by environmental, social, and governance (“ESG”) factors that are important to our stakeholders and contribute to positive social and environmental impact. We measure our progress by focusing on the following material ESG topics: financial inclusion, employee engagement, environmental impact, sustainable sourcing, governance, ethics and risk, consumer and product impact, and sustainable investing—through which we aim to create a more inclusive, resilient, and sustainable world.
We share progress on our performance and outcomes in our Sustainability Reports, which are released annually. The 2022 Sustainability Report will be released in April 2023.
A summary of our 2022 key initiatives and resulting outcomes are below.
Financial Inclusion
We exist to enable financial security and work to reach more people every day. In 2022, we partnered with the Centre for Economics and Business Research (Cebr) to develop a robust measurement framework to track financial inclusion on a global scale—the Global Financial Inclusion Index (the “Index”). The Index ranks more than 40 markets on three clearly defined pillars of financial inclusion—government support, financial system support, and employer support. As we look ahead, the Index will enable Principal and our partners to take a more nuanced and informed approach to financial inclusion as a core component of financial security. We will track over time how financial inclusion increases or decreases around the world. The use of data-driven insights will allow a clearer understanding of the barriers to financial security and produce alternative pathways that broaden access to financial solutions and support.
Employee Engagement
We are committed to nurturing an inclusive culture and diverse workforce based on the highest ethical standards and a dedication to fairness, respect, integrity, and trust, across and throughout all levels of the organization.
•
In 2022, we maintained a strong level of employee satisfaction with a 78% Employee Engagement Index and captured workplace belonging with a record-high Global People Inclusion Index score of 82%.

•
Principal was named a member of the 2022 Bloomberg Gender-Equality Index, which emphasizes gender pay equity, strong diversity metrics, and talent management.

Environmental Impact
We recognize that our vision of a more secure world is intertwined with the health and wellbeing of the planet. As such, we continue to be mindful of our operating realities and how our daily activities contribute to our impact on the environment. To combat the climate crisis, we remain dedicated to taking actions to mitigate our climate impact.
•
From 2019 to 2021, our global scope 1 and market-based scope 2 greenhouse gas (GHG) emissions decreased by more than 30%. And between now and 2034, we aim to further reduce our global scope 1 and market-based scope 2 GHG emissions by another 50% and achieve net zero by 2050, which aligns with a 1.5° Celsius scenario.

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Sustainable Sourcing
Including qualified, diverse businesses in our procurement process is an important aspect of our commitment to diversity, equity, and inclusion. We are committed to achieving year-over-year improvement in our diversity inclusion and spend metrics.
•
We annually set appropriate diverse business spend goals within our U.S. operations, working to grow our diverse supplier pipeline and advocating for supplier diversity among our entire supply chain.

•
In summer 2022, we established a Supplier Diversity & Sustainability Program Manager role, which is focused on connecting diverse suppliers strategically into our sourcing opportunities, intensifying our focus on collection of Tier 2 supplier diversity data from all suppliers, and creating future strategies for sustainable sourcing.

•
We are an active member of the Financial Services Roundtable for Supplier Diversity, a group dedicated to building strong supplier diversity practices in the financial services industry.

Governance, Ethics, and Risk
As a company with more than 140 years of doing right by our customers, employees, and investors, we continue to commit to holding ourselves to the highest level of ethical standards, ensuring good and responsible governance, managing compounding legal, regulatory, financial, reputational, and climate-related risks, protecting personal information, and upholding the safety and security of our workers.
The Nominating and Governance Committee monitors risks and mitigation related to our material ESG topics, as well as our political contribution activities. The committee also monitors whether the Board and its committees have the collective skills and experience necessary to monitor the risks facing Principal.
Consumer and Product Impact
By 2025, we aim to double the number of diverse small and midsized businesses (“SMBs”) we support through product access, capital access programs, community development, and financial education. This strategy was developed in collaboration with the Principal® Foundation. In 2022, we made progress on this strategy by offering our expertise through educational opportunities—like our partnership with the Small Business Digital Alliance (“SBDA”) and ancillary webinars focused on financial education.
•
We reached 61% of our annual goal related to new business, allowing us to serve diverse SMBs with products and services that allow them to plan, protect, invest, and retire.

•
We supported more than 6,500 diverse entrepreneurs and small businesses through coaching, technical assistance, financial planning, and capital access programs.

•
At the end of 2022, we formed a new partnership with First Women’s Bank to pursue a financially inclusive agenda, which will allow more diverse business owners to access capital.

Sustainable Investing
At Principal, our commitment to sustainable investing and ESG issues revolves around a key factor—our fiduciary responsibility to our clients and investors. Acting in their best interests comes first and foremost. Our approach to sustainable investing is driven by that priority.
•
Principal Asset Management investment teams align with the Sustainable Investing Oversight Committee’s categorization methodology of Foundational, Enhanced, Thematic or Impact to define the level of sustainable investing principles integrated in actively managed portfolios as well as abiding by client directed mandates. Our General Account considers ESG factors in our investment decisions.

•
Local country investment teams of Principal Asset Management in Malaysia, CUPRUM in Chile, CCB PAM in China and BrasilPrev in Brazil are now signatories to the United Nations sponsored Principles for Responsible Investing (“UN PRI”), joining Principal Asset Management, signatory to the UN PRI since 2010, to further shape our global sustainability voice.

•
Following the launch of our first Sustainability Bond in August 2021, we issued our inaugural Sustainable Financing Report in September 2022 that reports the use of our proceeds and the environmental and social performance of those investments, which complies with our Sustainable Financing Framework.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	23

Looking Forward
For decades, we have embraced sustainability as a core strategy to manage risk, strengthen our business, and advance our mission. As we continue to adapt and evolve this strategy, we will listen to and learn from our stakeholders, including clients, customers, investors, and employees. A full review of our enterprise sustainability practices, programs, and commitments can be found on our website at www.principal.com/sustainability.
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Directors’ Compensation
Directors serve on the Boards of Principal Financial Group, Inc., Principal Life Insurance Company, and Principal Financial Services, Inc. Any Director who is also an employee of Principal does not receive any compensation for his or her service as a Director. The Company provides competitive compensation to attract and retain high-quality non-employee Directors. A substantial proportion of non-employee Director compensation is provided in the form of equity to help align such Directors’ interests with the interests of shareholders.
The non-employee Director compensation program is reviewed annually. The Nominating and Governance Committee uses the Board’s independent compensation consultant for this purpose. During 2022, Compensation Advisory Partners conducted an annual comprehensive review and assessment of Director compensation. The Company targets non-employee Director compensation at approximately the median of the peer group used for Executive compensation comparisons (“Peer Group”) (see page 38), which aligns with its Executive compensation philosophy. As a result of Compensation Advisor Partners’ November 2022 review and the Committee’s discussion, the grant date fair value of the Directors’ annual Restricted Stock Unit (“RSU”) retainer increased from $170,000 to $185,000, the Finance Committee Chair retainer increased from $25,000 to $35,000, and effective January 1, 2023, after a Board Committee meets 12 times per year, a fee of  $1,500 will be paid to members of that Committee for each subsequent Committee meeting during the year. These changes position our Directors’ compensation at the median Company’s Peer Group.
Annual Cash Retainers1 (Effective November 21, 2022)
Board	$115,000
Audit Committee Chair	$35,000
Human Resources Committee Chair	$25,000
Finance Committee Chair	$35,000
Nominating and Governance Committee Chair	$25,000
Other Committee Chairs	$10,000
Lead Director	$50,000
Annual Restricted Stock Unit Retainer2	$185,000

1
Paid in two semiannual payments, in May and November, on a forward-looking basis.

2
Grants are made at the time of the annual meeting.

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Fees Earned by Non-Employee Directors in 2022
Name	Fees Earned or Paid in Cash	Stock Awards1	Total
Jonathan S. Auerbach	$115,000	$169,991	$284,991
Mary E. “Maliz” Beams	$115,000	$169,991	$284,991
Jocelyn Carter-Miller	$140,000	$169,991	$309,991
Michael T. Dan	$115,000	$169,991	$284,991
Sandra L. Helton2	$58,381	$0	$58,381
H. Elizabeth Mitchell	$114,696	$169,527	$284,223
Roger C. Hochschild	$140,000	$169,991	$309,991
Scott M. Mills	$165,000	$169,991	$334,991
Claudio N. Muruzabal	$115,000	$169,991	$284,991
Diane C. Nordin	$150,000	$169,991	$319,991
Blair C. Pickerell	$115,000	$169,991	$284,991
Clare S. Richer	$145,000	$169,991	$314,991
Alfredo Rivera	$115,000	$169,991	$284,991

1
These amounts reflect the grant date fair value of awards made in 2022 determined in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718. These awards do not reflect actual amounts realized or that may be realized by the recipients. While the Principal Financial Group, Inc. 2021 Stock Incentive Plan (which was approved by shareholders) allows some discretion in determining the value of RSUs that may be awarded annually, it imposes a maximum limit for stock awards plus fees and retainers of  $750,000 ($1,000,000 for an Independent Chairman) on the size of the annual award that may be made.

2
Ms. Helton served as a director until her term concluded at the 2022 annual meeting of shareholders. Fees paid to Ms. Helton reflect a pro-rated portion of the annual cash retainer for her service in 2022.

Non-Employee Directors’ Deferred Compensation Plan
Non-employee Directors may defer the receipt of their cash compensation under the Deferred Compensation Plan for Non-employee Directors of Principal Financial Group, Inc. This Plan has four investment options, and each option represents “phantom” units tied to the funds listed in the table below (parenthesized information indicates share class):
Investment Option	1-Year Rate of Return (12/31/2022)
Principal Financial Group, Inc. Employer Stock Fund	19.56%
Principal LargeCap S&P 500 Index Fund (R5)	-18.43%
Principal Real Estate Securities Fund (R5)	-25.33%
Principal Core Plus Bond Fund (R5)	-14.33%

Restricted Stock Unit Grants
Non-employee Directors receive an annual grant of time-based RSUs under the Principal Financial Group, Inc. 2021 Stock Incentive Plan (the “2021 Stock Incentive Plan”). RSUs are granted at the time of the annual meeting, vest at the next annual meeting, and are deferred at least until the date the Director leaves the Board. At payout, the RSUs are converted to shares of Common Stock. Dividend equivalents become additional RSUs, which vest and are converted to Common Stock at the same time and to the same extent as the underlying RSUs. The Nominating and Governance Committee has the discretion to make a prorated grant of RSUs to Directors who join the Board at a time other than at the annual meeting. The 2021 Stock Incentive Plan (which was approved by shareholders) imposes a combined maximum limit for stock awards plus fees and retainers of  $750,000 ($1,000,000 for an Independent Chairman).
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As of December 31, 2022, each non-employee Director had the following aggregate number of outstanding RSUs, including additional RSUs received as the result of dividend equivalents:
Director Name	Total RSUs Outstanding Fiscal Year End 2022 (Shares)
Jonathan S. Auerbach	10,127
Mary E. “Maliz” Beams	3,364
Jocelyn Carter-Miller	68,984
Michael T. Dan	38,963
Sandra L. Helton	21,971
H. Elizabeth Mitchell	0
Roger C. Hochschild	25,044
Scott M. Mills	20,323
Claudio N. Muruzabal	2,407
Diane C. Nordin	16,095
Blair C. Pickerell	23,583
Clare S. Richer	7,300
Alfredo Rivera	4,323
Other Compensation
Principal Life matches charitable gifts up to $16,000 per non-employee Director per year. These matching contributions are available during a Director’s term and for three years thereafter. Principal Life receives the charitable contribution tax deductions for the matching gifts.
Directors are reimbursed for travel and other business expenses they incur while performing services for the Company and are allowed the use of corporate owned or leased aircraft when traveling to in-person meetings of the Board and its Committees. When Directors’ spouses/partners accompany them to the annual Board strategic retreat, Principal pays for some of the travel expenses and amenities for Directors and their spouses/partners, such as meals and social events. Directors are also covered under the Company’s Business Travel Accident Insurance Policy and Directors’ and Officers’ insurance coverage. The Human Resources Committee has approved Directors’ participation in Principal Asset Management investment products on a reduced or no-fee basis. In 2022, the total amount of perquisites provided to non-employee Directors was less than $10,000 per Director.
Directors’ Stock Ownership Guidelines
To encourage Directors to accumulate a meaningful ownership level in the Company, the Board has had a “hold until retirement” stock ownership requirement since 2005. All RSU grants must be held while a Director is on the Board and may only be converted to Common Stock when the Director’s Board service ends. The Board has a guideline that Directors own interests in Common Stock equal to five times the annual Board cash retainer within five years of joining the Board. Directors have been able to achieve this level of ownership through the RSU hold until retirement requirement. All Directors with a tenure of a minimum of five years have satisfied the requirement, and those with a tenure of less than five years are on schedule to satisfy the requirement as well. Once this guideline is met, Directors do not need to buy additional stock if the guideline is no longer met due to a reduction in stock price, if the Director’s ownership level is not reduced because of share sales.
Audit Committee Report
The Audit Committee oversees the Company’s financial reporting process. Company management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Committee reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2022, and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	27

The Committee discussed with Ernst & Young LLP, the Company’s independent auditor, the matters required to be discussed by the applicable Public Company Accounting Oversight Board (“PCAOB”) standards and the Securities and Exchange Commission (the “SEC”). These standards require the independent auditor to communicate (i) the auditor’s responsibility under standards of the PCAOB; (ii) an overview of the planned scope and timing of the audit; and (iii) significant findings from the audit, including the qualitative aspects of the entity’s significant accounting practices, significant difficulties, if any, encountered in performing the audit, uncorrected misstatements identified during the audit, other than those the auditor believes are trivial, if any, any disagreements with management, and any other issues arising from the audit that are significant or relevant to those charged with governance.
The Committee discussed with Ernst & Young LLP the critical audit matters included in its audit report. These are audit matters relating to accounts or disclosures that are material to the financial statements and involved especially challenging, subjective, or complex auditor judgment.
The Committee received from Ernst & Young LLP, the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Committee concerning independence. The Committee has discussed with Ernst & Young LLP its independence and Ernst & Young LLP has confirmed in its letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.
The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission (SEC). The Committee has also approved, subject to shareholder ratification, the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023.
In determining whether to reappoint Ernst & Young LLP as the Company’s independent auditor, the Audit Committee annually conducts a formal evaluation that takes into consideration a variety of factors, including the firm’s tenure; the firm’s independence, and its processes and controls for maintaining that independence; the firm’s local, national, and global presence; the quality, consistency, effectiveness, and timeliness of the firm’s communications with the Audit Committee and business areas; management’s evaluation of the firm; data related to audit quality and performance, including recent PCAOB inspection reports; and the appropriateness of the firm’s fees.
In accordance with SEC rules, the lead or concurring audit partner for the Company may not serve in that role for more than five consecutive fiscal years. The Audit Committee ensures the regular rotation of the audit engagement team partners as required by law.
The Committee does not have the responsibility to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of the Company’s independent auditor and management. In giving our recommendation to the Board, the Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company’s independent auditor with respect to such financial statements.
Diane C. Nordin, Chair
Mary E. “Maliz” Beams
Scott M. Mills
H. Elizabeth Mitchell
Clare S. Richer
Alfredo Rivera
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	28

Executive Compensation
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	29

Compensation Discussion and Analysis (CD&A)
The CD&A describes Principal Financial Group, Inc.’s Executive compensation objectives and philosophy. It also describes our 2022 compensation program and reviews the outcomes, including the Company’s financial performance in 2022. Our “Named Executive Officers” in 2022 were:
•
Daniel J. Houston, Chairman, President and Chief Executive Officer.   Mr. Houston has overall responsibility for all businesses of the organization. He joined the Company in 1984 and assumed his current position in 2015. He previously served as President and Chief Operating Officer, overseeing all of our U.S. and global businesses.

•
Deanna D. Strable-Soethout, Executive Vice President and Chief Financial Officer.   Ms. Strable-Soethout plays a central role in driving and managing long-term strategies for innovation-fueled company growth, including responsibility for corporate strategy and capital markets. She joined the Company in 1990 and assumed her current position in 2017. She previously served as Executive Vice President and President of U.S. Insurance Solutions with overall accountability for individual life, non-qualified deferred compensation, individual disability, and group benefits.

•
Patrick G. Halter, President, Principal Asset Management.   Mr. Halter was appointed President, Principal Asset Management effective November 4, 2023. Through November 6, 2020, Mr. Halter had responsibility for overseeing the operations of Principal Asset Management, its 15 investment boutiques, and the fund and distribution teams. Effective November 7, 2020, he was promoted to President, Principal Global Asset Management and assumed responsibility for overseeing all of Principal’s asset management capabilities including Principal Global Investors, Principal International investment operations, and the Principal Life Insurance Company General Account. Mr. Halter joined the Company in 1984.

•
Amy C. Friedrich, President, U.S. Insurance Solutions.   Ms. Friedrich is President of U.S. Insurance Solutions. Serving nearly 125,000 employers and more than 3.5 million people, she leads 3,100 employees responsible for group employee benefits, life insurance, disability insurance, and nonqualified deferred compensation, along with the distribution arm, which includes our broker-dealer organization and network of affiliated financial professionals. Ms. Friedrich joined the company in 2000 and assumed her current position in 2017.

•
Natalie Lamarque, Executive Vice President, General Counsel, and Secretary.    Ms. Lamarque joined Principal Financial Group, Inc. as Executive Vice President, General Counsel and Secretary in 2022. Prior to this role, she was employed by New York Life Insurance Company, where she held various positions, including senior vice president and general counsel. Prior to that she served as an Assistant U.S. Attorney for the Southern District of New York in the Criminal Division. She was also an associate at Debevoise and Plimpton, LLP in the white-collar group. She started her career as a federal district court and court of appeals law clerk.

2022 Company Performance Highlights:
2022 was a transformative year for Principal. In January, we announced an agreement to reinsure our U.S. retail fixed annuity and universal life insurance with secondary guarantees blocks of business. The transaction closed in May and was a key milestone, reinforcing our strategic focus on continuing to evolve into a higher growth, higher return, more capital efficient portfolio while improving our overall risk profile. We delivered on our strengthened capital deployment strategy and our commitment to right-size and return the excess capital that we had built up during the pandemic, with $2.3 billion returned to shareholders in 2022 through share repurchases and common stock dividends. Despite a challenging macroeconomic environment in 2022, we have made meaningful progress toward our goals and continued to invest in our long-term growth drivers of Retirement, Global Asset Management, and U.S. Insurance Solutions.
In 2022, Principal reported $4.8 billion of net income attributable to Principal Financial Group and $1.7 billion of non-GAAP operating earnings1, or $6.66 per diluted share (EPS) —a 2% decrease in EPS compared to 2021. At the end of the year, we reported $635 billion of AUM managed by Principal, an 11% decrease from 2021, and nearly $1.5 trillion of assets under administration (AUA), which includes AUM.

1
Non-GAAP operating earnings is defined as Net income attributable to PFG less Net realized capital gains (losses), as adjusted less Income (loss) from exited business. See non-GAAP financial measure reconciliations in Appendix B.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	30

Financial highlights

2022 financial results

ASSETS UNDER MANAGEMENT[1]
(as of Dec. 31, 2022)

- Principal Global Investors
- Principal International and other entities of Principal Financial Group

27%
$635.3B
73%

NON-GAAP PRE-TAX OPERATING EARNINGS[2]
(as of Dec. 31, 2022)

Retirement and Income Solutions (42%)
- RIS-Fee
- RIS-Spread

Principal Asset Management (38%)
- Principal Global Investors
- Principal International

U.S. Insurance Solutions (20%)
- Specialty Benefits
- Individual Life

6%
19%
14%
13%
$2.4B
23%
25%

[1] Assets under management by asset manager

[2] Trailing 12 months, excludes corporate and impacts from actuarial assumption review

[3] Non-GAAP operating earnings per diluted share

[4] Non-GAAP operating return on average equity, excluding cumulative change in fair value of funds withheld embedded derivative and AOCI, other than foreign currency translation adjustment

Long-term financial targets

ANNUAL GROWTH IN EARNINGS PER SHARE[3]
9-12%

RETURN ON EQUITY[4]
14-16%

FREE CAPITAL FLOW CONVERSION
75-85%

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	31

Our 1-year, 3-year and 5-year total shareholder return (TSR) performance was positioned well ahead of our asset management and insurance peers.
1-, 3- and 5-Year Total Shareholder Return1: PFG vs. Peers
Financial Services, Insurance and Asset Manager Peers are listed on page 38. Equitable Holdings was added to our peer group as part of the 2020 executive compensation review. The 5-year TSR number above reflects data for Equitable Holdings since May 2018 when their stock began trading.
2022 Compensation Highlights
In 2022, the Company’s shareholders voted to approve the Company’s Executive compensation program. Of the votes cast, 94.95% supported the Executive compensation program. The Company considered the strong shareholder support of the compensation program to be approval of the Company’s compensation philosophy, which has not changed since that vote.
•
Mr. Houston’s base salary remained at $1,000,000 in 2022. Additionally, his annual incentive target remained at 375% of his eligible earnings and the grant date fair value of his long-term incentive award was $8,287,330. His Principal Financial Group Incentive Pay Plan (PrinPay Plan) payout for 2022 was $3,150,000.

•
Based on the Company’s 2022 annual performance achievements, many of which are outlined above, our 2022 PrinPay score in the annual incentive program was earned at 84% of target and the individual modifiers for our Named Executive Officers ranged between 95% and 110%.

•
Based on the Company’s three-year average non-GAAP return on equity (“ROE”)2 and three-year average non-GAAP book value per share3 performance, the 2020-2022 Performance Based RSUs (“PSUs”) vested on December 31, 2022, and 87% of the target number of shares were paid out in February 2023, according to the established performance scale, and approved by the Human Resources Committee.

•
The Principal Financial Group, Inc. 2021 Stock Incentive Plan (which was approved by shareholders in May 2021) provides equity governance enhancements including a new minimum one-year vesting requirement on equity awards and a prohibition on share recycling (i.e., shares withheld for tax purposes will not be added back into the share reserve).

1
Our total shareholder return methodology includes the share price return and cash dividends paid during the time period December 31, 2021, through December 31, 2022 (1-year TSR), December 31, 2019, through December 31, 2022 (3-year TSR) and December 31, 2017, through December 31, 2022 (5-year TSR).

2
Non-GAAP return on equity (“ROE”) is defined as non-GAAP operating earnings divided by average stockholders’ equity available to common stockholders excluding cumulative change in fair value of funds withheld embedded derivative and accumulated other comprehensive income other than foreign currency translation adjustment. See non-GAAP financial measure reconciliations in Appendix B.

3
Non-GAAP book value (“Book Value”) per share is defined as total ending common equity excluding cumulative change in fair value of funds withheld embedded derivative and accumulated other comprehensive income divided by the number of common shares outstanding end of year. See non-GAAP financial measure reconciliations in Appendix B.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	32

Highlights of 2023 Compensation Program Changes
As the Company continues to update and refine our critical business and financial metrics, we’ve identified an opportunity to better align our PrinPay Plan, the Company’s broad-based annual incentive compensation plan for employees and Named Executive Officers, with an expanded set of metrics that more accurately reflect the success of our business going forward. In addition to non-GAAP operating earnings1, metrics related to revenue growth, net cash flow, free capital flow, and diversity and inclusion were added for 2023.
Compensation Program Philosophy and Policies
Compensation Philosophy—Our executive compensation program is designed to align the interests of Executives and shareholders. Our objective is to attract and retain high-caliber, diverse executive officers to deliver sustained high performance for our customers and shareholders. The philosophy underlying our program is to target the market median of the Peer Group for an Executive’s total compensation, with actual compensation varying based on performance and tenure.
Our executive compensation philosophy is based on the principles outlined below:
Attract and retain talented Executives and motivate them to perform at the highest level and contribute significantly to the Company’s long-term success.
Reinforce the Company’s pay for performance culture by making a significant portion of total compensation variable and by differentiating awards based on Company and individual performance in achieving short and long-term financial and strategic objectives.
Have a greater percentage of compensation at risk for Executives who bear higher levels of responsibility for the Company’s performance.
Align the interests of Executives and other stakeholders, including shareholders, customers, and employees, by having a significant portion of the Executives’ compensation in stock and requiring Executives to hold stock.
Support important corporate governance principles and established best practices.

1
See non-GAAP financial measure reconciliations in Appendix B.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	33

Compensation Policies—The Company’s Executive compensation program incorporates the following best practices:

Independent Consultant. Compensation Advisory Partners is selected and retained by the Committee to advise on the Executive compensation program, and also advises the Nominating and Governance Committee on compensation for non-employee Directors.

Risk Review. Reviews and analyses of the Company’s employee incentive compensation plans are conducted on a regular basis to determine whether the plans are reasonably likely to have a material adverse effect on the Company.

Emphasis on Variable Compensation. Most compensation paid to our Named Executive Officers is variable and at risk, linked to meeting our short-term and long-term financial and strategic goals and to the performance of the Company’s stock over time.

Executive Ownership. Executives are required to own a meaningful amount of stock in the Company to ensure their interests are aligned with the shareholders’ interests and with the Company’s long-term performance.

Prohibition on Hedging. Principal prohibits all employees, including Named Executive Officers, from purchasing any Principal securities on margin (except for exercising stock options); engaging in short sales or trading in any put or call options; and purchasing, directly or indirectly, any financial instrument (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that is designed to hedge or offset any decrease in the market value of Principal securities.

Clawback Policy. The Committee has adopted a compensation recovery policy that applies to Executives.

Market Severance Protection. Executives are eligible for market-based severance protection under The Principal Financial Group, Inc. Executive Severance Plan if they are terminated because of layoffs, position elimination, or similar reasons.

Limited Perquisites. Modest additional benefits to help attract and retain Executive talent and enable Executives to focus on Company business with minimal disruption are offered.
No Repricing of Stock Options. Principal has not repriced underwater stock options and will not do so without shareholder approval.
Tax and Accounting Efficiency. The Committee considers the tax and accounting consequences of each element of compensation.
No Gross Ups. Executives do not receive any income tax gross-ups, except that all employees, including Executives, receive an income tax gross-up in connection with benefits provided with relocation.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	34

Summary of Compensation Elements:
Compensation Component	Objective	Description and 2022 Highlights
Base Salary	Provides fixed income based on the size, scope, and complexity of the Named Executive Officers’ role, performance, and relative position compared to market pay information.	In 2022, the Committee increased certain Executives’ base salaries, as detailed on page 40.
Annual Incentive Compensation	Motivates and rewards overall corporate objectives as well as the Named Executive Officers’ contribution to achieving our annual objectives.
A range of earnings opportunity, expressed as a percentage of base salary, is established for each Named Executive Officer. Actual bonuses depend on individual employee results and overall Company performance and profitability, as outlined on pages 40 to 42.
Based on the Committee’s assessment of our 2022 PrinPay score, bonuses were earned at 84% of target and the individual modifiers for our Named Executive Officers ranged between 95% and 110%, as detailed on page 41 to 42.

Long-Term Incentive Compensation	Motivates and rewards long-term corporate performance as well as the Named Executive Officers’ contribution to achieving our long-term objectives. Reinforces the link between the interests of the Named Executive Officers and shareholders. Encourages retention.
Each year, the Committee establishes the long-term award opportunity for each Named Executive Officer. Through 2021, one half of the award was granted in stock options and the other half in PSUs. Commencing in 2022, awards are granted 70% in PSUs and 30% in time-based RSUs.
PSUs are intended to incentivize participants to deliver on the Company’s defined financial goals. The value to participants varies based on the degree of achievement against those goals. PSUs typically have a 3-year performance period and are measured on 50% average non-GAAP ROE1 and 50% Operating Margin. Through 2021 the non-GAAP ROE portion of the award was also subject to a non-GAAP Book Value per Share1 threshold. Commencing in 2022 PSUs are subject to a Relative Total Shareholder Return Factor with a range of 80% to 120%. We believe these are important metrics because Operating Margin measures profitability across our businesses and non-GAAP ROE measures our efficiency in managing capital. Non-GAAP ROE is also a key measure for our shareholders.
Time-based RSUs are intended to align participants with the Company’s long term value appreciation. RSUs have a 3-year cliff vesting.

1
See non-GAAP financial measure reconciliations in Appendix B

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	35

Compensation Component	Objective	Description and 2022 Highlights

The performance periods for the 2020-2022 and 2021-2023 PSUs were modified from three years to two years due to a change in accounting rules for publicly traded companies with significant life insurance and annuity businesses that was intended to take effect on January 1, 2022, but the implementation was delayed by the Financial Accounting Standards Board (FASB) until 2023. The change may result in significant variability of reported earnings each year for companies with significant life insurance and annuity businesses such as Principal. PSUs for the 2020-2022 and 2021-2023 Performance Cycles will continue to vest at the end of each three-year cycle.
As stated above, the PSUs granted in 2020 for the 2020-2022 Performance Cycle were based on two-year average non-GAAP ROE and Operating Margin, each weighted 50%. Payout on the non-GAAP ROE metric is modified based on two-year non-GAAP Book Value per Share compared to certain threshold goals. For the 2020-2022 Performance Cycle, the awards vested at 87% of the target number of PSUs based on our non-GAAP ROE performance of 12.6%, Operating Margin of 28.7%, and non-GAAP Book Value per Share of $53.70.
As stated above, the PSUs granted in 2021 for the 2021-2023 Performance Cycle were based on two-year average non-GAAP ROE and Operating Margin, each weighted 50%. Payout on the non-GAAP ROE metric is modified based on two-year non-GAAP Book Value per Share compared to certain threshold goals. For the 2021-2023 Performance Cycle, a performance score of 114% of the target number of PSUs was approved based on our non-GAAP ROE performance of 13.9%, Operating Margin of 30.5%, and non-GAAP Book Value per Share of $51.96. The PSUs granted in 2021 are subject to an additional year of service-based vesting.
Details of the program are outlined on pages 43 to 44.

Benefits	Protects against catastrophic expenses and provides retirement savings opportunities.	Named Executive Officers participate in most of the same benefit plans as the Company’s other U.S.-based employees, including health, life, disability income, vision and dental insurance, an employee stock purchase plan, 401(k) plan, and pension plan. Certain of the Named Executive Officers also participate in non-qualified retirement plans (defined benefit and defined contribution). Mr. Halter participated in the pension and non-qualified plans prior to 2010, when changes were made to eliminate these programs for investment professionals.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	36

Compensation Component	Objective	Description and 2022 Highlights
Perquisites	Modest additional benefits to help attract and retain Executive talent and enable Named Executive Officers to focus on Company business with minimal disruption.	Named Executive Officers are eligible for one physical examination per year, business spousal travel, and gifts of nominal value given to all sales conference attendees. The Human Resources Committee approved the ability of Named Executive Officers to participate in Principal Asset Management investment products on a reduced or no-fee basis. The Human Resources Committee also approved our CEO’s use of our corporate aircraft for limited personal travel.
Termination Benefits	Provides temporary income following a Named Executive Officer’s involuntary termination of employment, and, in the case of a change of control, helps ensure the continuity of management through the transition.	Refer to page 45 to 46 for a discussion of our change of control and separation benefits. These benefits do not include excise tax gross ups.
How We Make Compensation Decisions
Human Resources Committee Involvement
The Human Resources Committee
•
Oversees the development and administration of the Company’s compensation and benefits policies and programs;

•
Sets and approves CEO goals;

•
Evaluates CEO performance results;

•
Makes the compensation decisions for the CEO;

•
Approves the compensation program and compensation for Executives;

•
Reviews and approves corporate incentive goals and objectives relevant to compensation; and

•
Evaluates the competitiveness of each Executive’s total compensation.

Compensation Advisory Partners is selected and retained by the Committee to advise on the Executive compensation program. Compensation Advisory Partners also advises the Nominating and Governance Committee on compensation for non-employee Directors (see pages 25 to 27). Compensation Advisory Partners receives compensation from the Company only for its work in advising these Committees. Compensation Advisory Partners does not and would not be allowed to perform services for management. The Committee assessed the independence factors in applicable SEC rules and Nasdaq Listing Standards and other facts and circumstances and concluded that the services performed by Compensation Advisory Partners did not raise any conflict of interest.
No member of management, including the CEO, has a role in determining his or her own compensation; and the CEO is not present when the Committee determines his compensation. The Committee consults with the independent Directors regarding the CEO’s performance and then determines the compensation earned by the CEO for the current year and the CEO’s compensation opportunity for the following year.
Each year the CEO, with input from the Human Resources Department and the compensation consultant, recommends the amount of base salary increase (if any), annual incentive award, and long-term incentive award for Named Executive Officers other than himself. These recommendations are based on the Executive’s performance, performance of the business areas for which the Executive is responsible (if applicable), and other considerations such as retention. The Human Resources Committee reviews these recommendations and approves compensation decisions for Executives.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	37

The role of the Independent Compensation Consultant and Interaction with Management
The Human Resources Committee has the sole authority to hire, approve the compensation of and terminate the engagement of the compensation consultant.
The compensation consultant usually conducts a comprehensive review of the Company’s Executive compensation program every other year. In the years in which the compensation consultant does not conduct a compensation study, the Committee makes compensation decisions, in part, on survey data provided by the Human Resources Department and input provided by the compensation consultant. The last review of executive compensation was conducted in 2022. That review covered all aspects of the incentive program design and structure of the Company’s total Executive compensation program, including:
•
A competitive review of compensation opportunities for each of the Named Executive Officers compared to the pay opportunities of similarly situated executives at the Peer Group companies;

•
An analysis to ensure that total share dilution and the economic costs of long-term incentives are reasonable and affordable for the Company; and

•
A comprehensive market analysis of termination-related benefits related to cash severance and equity termination provisions.

The compensation consultant:
•
Attended nine meetings of the Committee in 2022, as requested by the Committee Chair; and

•
Reviewed and commented on drafts of the Compensation Discussion & Analysis and related compensation tables for the proxy statement.

Use of Compensation Data
The Committee determines the Peer Group of companies it uses to compare Executive compensation as part of the compensation consultant’s biennial study. The compensation consultant recommends an appropriate Peer Group of public, similarly sized, diversified financial services, insurance and asset management companies, considering the Company’s and the competitors’ strategy, mix of business and size, as measured primarily by annual revenues, market capitalization, and total assets. These companies are the major competitors in one or more of the Company’s businesses, but none represent the exact business mix of the Company. Principal targets compensation for the Named Executive Officers at the median compensation of the named executive officers at the Peer Group companies. The companies in the Peer Group were reviewed in 2022 as part of our biennial compensation review and Bank of New York Mellon and State Street were added based on the size of their revenue, market capitalization, operating profit, and significant global operations relative to Principal. Manulife and SunLife were removed based on differing pay practices of Canadian companies. The Peer Group used for 2022 compensation decisions included the following companies:
Financial Service and Insurance		Asset Managers
• Ameriprise Financial • Equitable Holdings • Lincoln National • MetLife	• Prudential Financial • Unum Group • Voya Financial	• Affiliated Managers Group • Bank of New York Mellon • Franklin Resources • Invesco	• State Street • T. Rowe Price
The Committee also uses annual data from third-party industry surveys for its compensation decisions1.
Our Executives participate in the same broad-based employee benefit programs as other employees. Every two to three years, the Company’s non-cash employee benefit programs are compared to a custom peer group representing both proxy peer group members and select employers with which we believe we compete for talent, including several local employers.
Each year, the Committee reviews the total compensation paid to the Named Executive Officers by reviewing tally sheets, which include base salaries, annual and long-term incentive awards earned, deferred

1
The surveys used were the McLagan Investment Management survey, Towers Watson U.S. Financial Services Studies Executive Database and the Towers Watson Diversified Insurance Study of Executive Compensation. The names of the companies participating in these surveys are included in Appendix A.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	38

compensation, outstanding equity awards, benefits, perquisites, and potential payments under various termination scenarios.
The Committee uses this information to analyze the value of compensation actually delivered versus the compensation opportunities established by the Committee. The information is also used in making compensation and compensation plan design decisions.
2022 Executive Compensation Decisions
In general, the Company’s pay philosophy is to target the market median of the Peer Group for an Executive’s total compensation, with actual compensation varying based on performance and tenure.
The Committee made compensation decisions for the Named Executive Officers based on:
•
The Company’s strategic and human resources objectives;

•
Competitive data for the Peer Group and for a broader group of diversified financial services companies (see Appendix A for a complete list of these companies);

•
Corporate and individual performance on key initiatives;

•
Corporate performance compared to our competitors;

•
Economic conditions;

•
Retirement benefits;

•
The CEO’s compensation recommendations for Named Executive Officers;

•
Advice of the Committee’s compensation consultant; and

•
How the elements of compensation contribute to and interrelate with total compensation.

The Committee also considers the tax and accounting consequences of each element of compensation. Following changes in the tax laws in 2017, Principal generally cannot deduct annual compensation paid to certain covered employees in excess of  $1 million for each such employee, subject to limited grandfathered arrangements. While the Committee considers the tax consequences of compensation decisions, the Committee’s primary focus is designing competitive and effective compensation programs. Accordingly, these and other factors often result in compensation opportunities that will not be fully tax deductible.
The charts below show the 2022 target total compensation for our Named Executive Officers as well as the proportion of their compensation tied to Company performance. Most compensation paid to our Named Executive Officers is variable and at risk, linked to meeting our short-term and long-term financial and strategic goals and to the performance of the Company’s stock over time.
Base Salary
When determining base salary for each Executive, the Committee considers the Peer Group median for comparable executive positions as well as the survey data referenced above, the Executive’s performance and work experience, the importance of the position to the Company and how difficult it would be to replace
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	39

the Executive. The table below provides the historical base salaries1 of the Named Executive Officers. The 2022 salary increases for Mses. Strable-Soethout and Friedrich were made to better align their compensation with the median compensation levels among our peer companies.
Named Executive Officer	2020	2021	2022	Percent increase 2021-2022
Houston	$1,000,000	$1,000,000	$1,000,000	0%
Strable-Soethout	$645,000	$661,000	$694,000	5%
Halter	$575,000	$575,000	$575,000	0%
Friedrich		$579,000	$637,000	10%
Lamarque			$560,000	NA
Annual Incentive Compensation
Named Executive Officers participate in the PrinPay Plan, the Company’s broad-based annual incentive compensation plan for employees. Awards are calculated based on eligible earnings during the plan year. The PrinPay Plan links annual incentive pay to individual employee results and overall Company performance and profitability. After establishing the Company score, an employee’s individual performance is assessed to determine the individual performance score. The Company performance component emphasizes the importance of overall corporate results and includes non-GAAP operating earnings2 and a variety of other financial and non-financial metrics. The Human Resources Committee may also consider factors that could not have been anticipated when corporate goals were established and adjust the corporate score up or down.
The Committee set and approved the following target awards for Named Executive Officers in 2022:
Target Annual Incentive Percentages (as a percentage of base salary)
Named Executive Officer	2022
Houston	375%
Strable-Soethout	175%
Halter	450%
Friedrich	150%
Lamarque	150%
In establishing the target award opportunity for Messrs. Houston and Halter and Mses. Strable-Soethout, Friedrich, and Lamarque, the Committee considered the median incentive targets for comparable executive positions in the Peer Group companies, as well as the survey data referenced above.
Performance Goal Setting
September: The Board meets to review the Company’s long-term strategy.
November: The CEO, CFO and Division Presidents recommend preliminary financial goals for the Company and business units and strategic initiatives for the next year. The Board Finance Committee reviews the proposed goals, underlying assumptions of the goals and initiatives, key drivers of financial performance, trends and business opportunities and advises the Board and Human Resources Committee on the appropriateness of the financial goals.
February: The Committee reviews and approves the final goals for the Company, the CEO, and reviews the goals for the other Executives, each with input from the Finance Committee and Board based on prior year-end financial results. All employees develop individual performance goals with their leaders that support the Company’s goals.

1
Salaries displayed in the table are as of December 31 of the year noted. This information differs from salary information in the Summary Compensation Table which includes salary earned and paid in the year noted. Changes in base salary are effective in March of the year noted.

2
See non-GAAP financial measure reconciliations in Appendix B.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	40

Final Annual Incentive Pay Award Determination
In determining final awards for PrinPay participants, the Committee uses the following approach:
Step 1: Review non-GAAP Operating Earnings1 results compared to PrinPay Plan goals to determine initial award payout.
	Threshold	Target	Maximum	Actual 2022 Performance
Non-GAAP Operating Earnings1 ($Mil.)	$1,328	$1,770	$2,213	$1,633
Payout	50%	100%	200%	84%
Step 2: Determine final PrinPay Company score based on a review of performance against goals across multiple dimensions included in the Company’s annual Balanced Scorecard (e.g., Financial Measures, Customer Measures, Internal Measures, and Learning and Growth Measures, etc.)
Step 3: Determine the individual performance modifier as shown below:
Individual Performance Modifier
The Individual Performance Modifier in the PrinPay Plan is used as a multiplier and is based on performance compared to 2022 goals. The Committee assessed each Named Executive Officer’s performance against the individual performance objectives identified and approved individual performance modifier payouts as shown below:
Named Executive Officer	Individual Performance Modifier	Individual Performance Objectives
Houston	100%
•
Enterprise financial goals (including profit margin, assets under management, net cash flows, revenue, and others);

•
Enterprise operational effectiveness and efficiency goals;

•
Capital efficiency and re-allocation objectives;

•
Business Unit earnings growth strategies;

•
Enterprise digitalization capabilities with specific digital modernization and optimization targets, among other measures;

•
Diversity and inclusion objectives; and

•
Other Company-wide strategic priorities.

Strable-Soethout	100%
•
Enterprise financial goals (including profit margin, assets under management, net cash flows, revenue, and others);

•
Enterprise operational effectiveness and efficiency goals;

•
Capital efficiency and re-allocation objectives;

•
Enterprise strategy objectives;

•
Business Unit earnings growth strategies; and

•
Other Company-wide strategic priorities.

1
Non-GAAP operating earnings is defined as Net income attributable to PFG less Net realized capital gains (losses), as adjusted less Income (loss) from exited business. See non-GAAP financial measure reconciliations in Appendix B.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	41

Named Executive Officer	Individual Performance Modifier	Individual Performance Objectives
Halter	95%
•
Enterprise financial goals (including profit margin, assets under management, net cash flows, revenue, and others);

•
Principal Asset Management financial goals (including business operating earnings, ROE, operating margin, cash flow, investment performance, and others);

•
Business unit capabilities and enterprise impact, enhancement of Principal Asset Management’s core performance, and other business unit objectives;

•
Principal Asset Management operating model transformation strategies;

•
Business Unit earnings growth strategies; and

•
Other Company-wide strategic priorities.

Friedrich	110%
•
Enterprise financial goals (including profit margin, assets under management, net cash flows, revenue, and others);

•
U.S. Insurance Solutions financial goals (including business operating earnings, ROE, operating margin, cash flow, investment performance, and others);

•
U.S. Insurance Solutions operating model transformation strategies;

•
Capital efficiency objectives;

•
Business unit technology and agility solutions;

•
Enhancement of core performance of USIS; and

•
Other Company-wide strategic priorities.

Lamarque	100%
•
Enterprise legal, compliance, and government affairs operating model strategies;

•
Support of enterprise modernization, automation, and customer centricity through digital and data protection expertise;

•
Management of enterprise risk on key initiatives; and

•
Other Company-wide strategic priorities.

Step 4: Calculate final award amounts
Name	2022 Eligible Earnings	2022 Target	PrinPay Score	Individual Modifier	Final Award
Houston	$1,000,000	375%	84%	100%	$3,150,000
Strable-Soethout	$686,385	175%	84%	100%	$1,008,985
Halter	$575,000	450%	84%	95%	$2,064,825
Friedrich	$623,615	150%	84%	110%	$864,331
Lamarque1	$560,000	150%	84%	100%	$705,600

1
Ms. Lamarque’s eligible earnings reflect her annual salary as part of a guarantee in her offer letter.

Executives may defer annual awards into the Excess Plan, as illustrated in the footnote to the Non-Equity Incentive Compensation column of the Summary Compensation Table, on page 48.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	42

Long-Term Incentive Compensation
The long-term incentive compensation program is designed to align the interests of Executives and shareholders. The compensation the Executives receive reflects the degree to which multi-year financial objectives are achieved and shareholder value is increased. Our retirement, life insurance and asset management products support our clients’ needs throughout different phases of their lifetimes which is why the long-term focus of the compensation programs is particularly important. The long-term incentive compensation program also encourages collaboration among Executives in pursuing Company-wide goals.
When determining long-term incentive awards to be granted to Named Executive Officers, the Committee primarily considers competitive market levels based on Peer Group and survey data, and the advice of its independent compensation consultant. The Committee also uses the following factors in determining the award to be granted to each Named Executive Officer (“Award Granted”):
•
The Named Executive Officer’s performance;

•
The importance of the Named Executive Officer to the Company over the long term;

•
The potential impact the Named Executive Officer could have on the Company’s results;

•
The Named Executive Officer’s performance relative to their peers within the Company;

•
Company performance compared to our competitors;

•
Retention concerns; and

•
Tenure in role.

The compensation ultimately received by Named Executive Officers may vary considerably from the grant date fair value of the Award Granted, due to the Company’s performance and changes in share price that occur after the grant.
2022 Long-Term Incentive Grant
Named Executive Officer	Award Granted
Houston	$8,287,330
Strable-Soethout	$2,255,500
Halter	$2,587,500
Friedrich	$1,911,000
Lamarque1	$4,775,430
In 2022, Executives’ long-term compensation was granted in the form of 70% PSUs and 30% time-based RSUs. The awards granted were based on the Executive’s performance and compensation compared to pay opportunities of similarly situated executives at the Peer Group companies. PSUs entitle the Executive to earn shares of Common Stock if certain performance levels are achieved. The Committee uses time-based RSUs to increase retention aspects of the long-term incentive program. The weighting is not based on a specific formula or algorithm and is intended to create a balance between the achievement of specific operating objectives and retention.
Time-based RSUs have a 3-year cliff vesting. Dividend equivalents become additional RSUs, which vest and are converted to Common Stock at the same time and to the same extent as the underlying RSU.

1
Ms. Lamarque’s award was granted to replace awards she forfeited from her prior employer when she was hired.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	43

After a threshold non-GAAP ROE or operating income goal is achieved or exceeded2, PSUs vest based on continued service and achieving an average non-GAAP ROE and Operating Margin3, each weighted 50%, typically over a three-year period (with each three-year period treated as a “Performance Cycle”). For the 2020-2022 and 2021-2023 performance cycles, a two-year performance period was approved by the Committee due to accounting changes that may have significant impact on our reported results. The accounting change was originally going to impact our 2022 results, but the implementation was delayed by the FASB until 2023. As a result we have reverted to a full three-year performance cycle for awards in 2022 and beyond.
Executives may defer the receipt of PSUs.
2022-2024 PSU Performance Cycle
Performance Level	Threshold Award	Target Award	Maximum Award (150% of Target)
Payout (% of Target)4	50%	100%	150%
Average Non-GAAP ROE5	7.6%	15.2%	19.8%
Operating Margin	15.8%	31.5%	41.0%

If neither the non-GAAP ROE nor the OI threshold performance objective is met, no PSUs will be earned or paid out.

Relative Total Shareholder Return6 (RTSR) metric:
If the Company’s RTSR is in the top quartile, then the result will be multiplied by 1.2.
If the Company’s RTSR is in the bottom quartile, the result will be multiplied by 0.8.
If the Company’s RTSR is between the 25th and 75th percentiles, the result will be multiplied by 1.0.
The PSUs granted in 2022 for the 2022-2024 Performance Cycle will vest based on performance scales for three-year average non-GAAP ROE and Operating Margin over the performance period, each weighted 50%. Payout will be modified based on a three-year relative Total Shareholder Return metric. This change was driven to align our long-term incentive programming with the strategic objectives of the Company. For the 2022-2024 Performance Cycle, PSUs will vest at the end of the three-year Performance Cycle, subject to continued employment or service.
Timing of Stock Awards and Other Equity Incentives
Annual grants of PSUs and time-based RSUs for Executives are determined by the Committee at its February meeting which occurs following the release of the prior year’s results. The Committee’s equity grant policy proves that the grant date for all time-based RSUs and other stock-based awards will never be earlier than the date of approval, and shall be:
•
For all annual awards to Executives, the date of approval by the Committee;

2
For the 2022 PSUs, the performance threshold is met if either of the following goals is met:

•
Three-year average non-GAAP ROE of 7.5%; or

•
$2 billion cumulative non-GAAP pre-tax operating income (“OI”)

Non-GAAP ROE is defined as non-GAAP operating earnings divided by average stockholders’ equity available to common stockholders excluding cumulative change in fair value of funds withheld embedded derivative and accumulated other comprehensive income, other than foreign currency translation adjustment.
Non-GAAP pre-tax operating income is defined as income from continuing operations before income taxes per the audited Consolidated Statements of Operations less net realized capital gains (losses).
Average non-GAAP ROE was selected because it reflects the efficient use of Company capital in generating profits. Average operating margin was selected as a measure because it is common among asset management peers and reflects the efficient use of Company expenditures in generating profits.
See non-GAAP financial measure reconciliations in Appendix B.
3
Operating Margin is defined as non-GAAP pre-tax operating earnings, divided by non-GAAP gross profit. Non-GAAP gross profit is defined as total non-GAAP operating revenues less benefits, claims, and settlement expenses less dividends to policyholders. See non-GAAP financial measure reconciliations in Appendix B.

4
Straight line interpolation is used to determine awards for performance between threshold and target and between target and maximum.

5
See non-GAAP financial measure reconciliations in Appendix B

6
Relative Total Shareholder Return is defined as the Company’s Total Shareholder Return during the Performance Period as compared to the Total Shareholder Return of the S&P Financial Sector Index constituents during the Performance Period.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	44

•
For new employees and promotions, the later of the date of approval or the employee’s hire/promotion date;

•
In the event of an award connected with an established stock program for non-Executives, the later of the date of approval or the grant date established by the stock program; and

•
For any other awards, the date of approval.

Benefits
The Named Executive Officers participate in the Company’s broad-based employee benefits program, including:
•
A qualified pension plan (except Mr. Halter1);

•
A 401(k) plan;

•
Group health, dental, vision and disability coverage, and life insurance;

•
A discounted employee stock purchase plan;

•
Flexible time off; and

•
Flexible spending account plans.

Principal also offers all Named Executive Officers (except Mr. Halter) a non-qualified defined contribution plan (“Excess Plan”) and a defined benefit non-qualified retirement plan (“NQDB”). These benefits are offered to attract and retain talent and provide long-term financial security to employees. The NQDB helps the Company attract midcareer Executives and retain Executives by providing competitive retirement benefits. The NQDB is coordinated with the qualified pension plan and is designed to restore benefits that otherwise would accrue to Executives in the absence of Tax Code limitations on the qualified pension plan. The narrative to the Pension Benefits Table on pages 53 to 56 provides additional information about the NQDB and the qualified pension plan. Principal maintains the Excess Plan to help attract and retain Executives by allowing Executives to save for retirement and to provide matching contributions on those savings, without regard to the limitations imposed by the Tax Code on 401(k) plans. The narrative to the Non-Qualified Deferred Compensation Table on page 56 provides additional information about the Excess Plan.
The value of the retirement and savings plans for Non-Grandfathered Participants (see page 54) is targeted to be, in the aggregate, slightly above the median of diversified financial services companies because a large portion of the Company’s business centers on the sale of retirement products. The defined benefit pension plan for Grandfathered Choice Participants (see page 53) has a market value above the median and the 401(k) plan match for Grandfathered Choice Participants is below market median. These benefits were also originally designed to be slightly above market median to attract and retain employees. Effective January 1, 2023, all participants under the qualified pension and NQDB plans earn benefits solely under the cash balance formula.
All other benefits are targeted at market median in the aggregate, which supports the Company’s benefit strategy and aids in attracting and retaining talent.
Change of Control and Separation Pay
The Committee believes it is in the best interests of Principal and its shareholders to:
•
Assure that Principal will have the continued service of its Executives;

•
Reduce the distraction of the Executives that would result from the personal uncertainties caused by a pending or threatened Change of Control;

•
Encourage the Executives’ full attention and dedication to Principal; and

•
Provide the Executives with compensation and benefits upon a termination related to a Change of Control that are competitive with those of similar businesses.

1
On January 1, 2010, Executives in the Company’s asset management operations were no longer eligible to participate in the qualified pension plan, NQDB Plan or Excess Plan as these are not common benefits for executives in that industry. This change also applied to other investment professionals.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	45

For these reasons, Principal has entered into Change of Control Employment Agreements with each of the Executives. These agreements help align the financial interests of management with the Company, particularly when an acquisition would result in termination of the Executive’s employment. These Change of Control Employment Agreements are based on market practice and do not affect other components of the Executives’ compensation. When entering into these agreements, the Committee reviewed survey data and practices of other public insurance and financial services companies. The Committee continues to review market practices in this area for potential changes in these agreements.
All benefits provided to the Executives upon a Change of Control are paid after both a Change of Control and Qualifying Termination of employment have occurred (sometimes referred to as a “double trigger”), except that the then current value of the Executive’s Excess Plan and NQDB will be paid upon a Change of Control to ensure that the value of those plans is not reduced if the Company is sold. These agreements do not provide excise tax gross ups. See pages 59 to 62 for details.
As noted on page 38, the Committee worked with the independent compensation consultant on a comprehensive market analysis of termination-related benefits related to our Executive Severance Plan, which provides benefits to Executives whose employment is terminated by the Company due to a reorganization or reduction in the workforce. Additional payments may be permitted in some circumstances as a result of negotiations with Executives, particularly when Principal requests additional covenants from the Executives. See page 59 for details regarding benefits under the Executive Severance Plan.
Stock Ownership Guidelines
Executives are required to own a meaningful amount of stock in the Company to ensure their interests are aligned with the shareholders’ interests and with the Company’s long-term performance. Once the Executive achieves the required stock ownership level based on market value, the ownership requirement remains at the number of shares owned at the time, regardless of subsequent changes in stock price or salary. Upon promotion, the Executive is required to meet the next level of stock ownership.
Until the ownership guideline is met, Executives are required to retain a portion of the “net profit shares” resulting from equity-based long-term incentive plan grants. Net profit shares are the shares remaining after payment of the option exercise price and taxes owed at time of exercise, vesting of RSUs and PSUs, or earn out of performance shares.
The percentage of net profit shares that must be retained until ownership requirements are met are shown below:
Executive Level	Retention Ratio	Multiple of Base Salary
Chairman (Houston)	75%	7 times
Divisions Presidents and Executive Vice Presidents (Friedrich, Halter, Lamarque, and Strable-Soethout)	50%	4 times
All Named Executive Officers comply with these guidelines.
Hedging and Pledging Policy
Principal prohibits all employees, including Named Executive Officers, from purchasing any Principal securities on margin (except for exercising stock options); engaging in short sales or trading in any put or call options; and purchasing, directly or indirectly, any financial instrument (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that is designed to hedge or offset any decrease in the market value of Principal securities.
Principal prohibits the Company’s board of directors and those employees subject to Section 16 reporting requirements, including Named Executive Officers, from directly or indirectly pledging, hypothecating, or otherwise encumbering Company securities as collateral for indebtedness. This includes, but is not limited to, holding Principal securities in a margin account and pledging Principal securities as collateral for a loan. This does not apply to the exercise of employee stock options.
Repricing Policy
Principal has not repriced underwater stock options and we will not do so without shareholder approval.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	46

Clawback Policy
The Committee has adopted a compensation recovery policy that applies to Executives. Principal can recover any incentive compensation if the amount of the compensation was based on achievement of financial results that were subsequently restated if the Committee decides that the Executive engaged in fraud or intentional misconduct that caused the restatement of the Company’s financial statements, and if the amount of the Executive’s incentive compensation or equity award would have been lower had the financial results been properly reported. Principal can also cancel or recover incentive compensation, received in the event of either reputational or financial harm to the Company that arises directly or indirectly from an Executive’s misconduct, gross negligence, misfeasance or nonfeasance.
Gross-Up Policy
Executives do not receive any income tax gross-ups, except that all employees, including Executives, receive an income tax gross-up in connection with benefits provided with relocation.
Human Resources Committee Report
The Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and, based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Jocelyn Carter-Miller, Chair
Michael T. Dan
Scott M. Mills
Claudio N. Muruzabal
Alfredo Rivera
Risk Assessment of Employee Incentive Plans
The Human Resources Compensation Department and the chief risk officers in the business units annually conduct a review and analysis of the Company’s employee incentive compensation plans to determine whether the plans are reasonably likely to have a material adverse effect on the Company and review their processes and conclusions with the Chief Risk Officer. The following factors, among others, are assessed:
•
Plan design;

•
Performance metrics and quality of goal setting;

•
Administrative procedures, including governance practices;

•
Plan compliance, communications and disclosures;

•
Potential risks created by the plans;

•
Risk control factors and their effectiveness; and

•
Inherent and residual risk ratings.

Some key factors that mitigate risks to the Company related to its incentive plans are the Company’s stock ownership guidelines for Executives, the compensation recovery policy, the anti-hedging policy and the Human Resources Committee’s ability to exercise its judgment in evaluating the quality of performance achievements when determining earned compensation.
A summary of the assessment process and conclusions is reviewed annually with the Committee. Based on this review, the Company has determined each year that its employee incentive compensation plans are designed to encourage behaviors that create and maintain shareholder value, do not encourage excessive risk, and are not reasonably likely to have a material adverse effect on Principal.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	47

Summary Compensation Table
The following table sets forth the compensation paid to the Named Executive Officers for services provided to the Company and its subsidiaries during 2020, 2021 and 2022.
Name and Principal Position	Year	Salary1	Bonus	Stock Awards2,3	Option Awards2	Non Equity Incentive Plan Compensation4	Changes in Pension Value and Non- Qualified Deferred Compensation Earnings5	All Other Compensation6	Total7
Daniel J. Houston, Chairman, President and Chief Executive Officer	2022	$1,000,000	$0	$8,540,764	$0	$3,150,000	$598,475	$514,910	$13,804,149
	2021	$1,000,000	$0	$4,275,014	$4,275,011	$6,075,000	$1,699,323	$241,815	$17,566,163
	2020	$890,385	$0	$3,874,991	$3,874,991	$2,671,154	$4,010,196	$292,701	$15,614,418
Deanna D. Strable- Soethout, Executive Vice President and Chief Financial Officer	2022	$686,385	$0	$2,323,577	$0	$1,008,985	$0	$196,651	$4,215,598
	2021	$657,308	$0	$1,008,005	$1,008,051	$2,236,161	$670,792	$110,389	$5,690,706
	2020	$588,923	$0	$886,859	$886,880	$824,492	$1,944,503	$102,767	$5,234,424
Patrick G. Halter, President and Chief Executive Officer, Principal Asset Management	2022	$575,000	$0	$2,665,571	$0	$2,064,825	$0	$34,980	$5,340,376
	2021	$575,000	$0	$1,221,894	$1,221,868	$4,098,599	$42,537	$32,886	$7,192,784
	2020	$535,192	$0	$891,256	$891,266	$1,609,430	$591,232	$21,125	$4,539,501
Amy C. Friedrich, President U.S. Insurance Solutions	2022	$623,615	$0	$1,968,641	$0	$864,331	$0	$46,929	$3,503,516
	2021	$575,769	$0	$709,265	$709,303	$1,026,021	$511,779	$56,471	$3,588,608
Natalie Lamarque, Executive Vice President, General Counsel and Secretary	2022	$236,923	$0	$4,775,416	$0	$705,600	$10,894	$0	$5,728,833

1
Includes 2022 salary deferred into the qualified 401(k) Plan and the Excess Plan, as shown below (information on deferrals for 2021 was included in last year’s proxy statement):

Named Executive Officer	401(k) Employee Contribution	Excess Plan Employee Contributions	Total Employee Contributions
Houston	$21,385	$80,000	$101,385
Strable-Soethout	$32,407a	$68,639	$101,046
Halter	$15,346	$0	$15,346
Friedrich	$15,158	$49,889	$65,047
Lamarque	$0b	$0	$0

a
In addition to 401(k) salary deferrals, Ms. Strable-Soethout made voluntary after-tax contributions.

b
Ms. Lamarque maximized 401(k) salary deferrals prior to joining the company.

2
Amounts represent the grant-date fair value of Option awards granted in 2020, 2021, and 2022 under the ICP. Values in respect of Options, PSUs and RSUs were determined in accordance with Topic 718, and the assumptions made in calculating them can be found in Note 19 of the Notes to the Consolidated Financial Statements in Item 8 of our 2022 Form 10-K.

3
PSUs will be earned and paid in shares of Common Stock only if performance requirements are met or exceeded. The PSUs are eligible for dividend equivalents, and the dividend equivalents are subject to the same performance requirements as the corresponding PSUs and are only earned if the performance measures are met or exceeded. The maximum payout for the 2020, and 2021 PSUs is 150% of the target number of PSUs. The maximum payout for the 2022 PSUs is 180% of the target number of PSUs. If the PSUs granted in 2022 are earned at the maximum payout, the grant date value of such PSUs would be increased by the amount shown in the following table. The table below shows the maximum payouts for the 2022 Performance Awards included in this column of the “Summary Compensation Table.”

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	48

Named Executive Officer	Grant Date Values Assuming Payout at Maximum
Houston	$4,704,005
Strable-Soethout	$1,263,094
Halter	$1,448,994
Friedrich	$1,070,138
Lamarque	$0

4
The amounts shown represent annual incentive compensation awards earned in 2022 and paid in 2023 and include the following amounts deferred into the qualified 401(k) Plan and Excess Plan:

Named Executive Officer	Employee Contributions on Incentive Pay
Houston	$259,615
Strable-Soethout	$308,194
Halter	$13,654
Friedrich	$12,988
Lamarque	$22,500

5
The amounts accrued each year differs from the amount accrued in prior years due to increases in age, service and pay. The change in pension value is also highly sensitive to changes in the interest rate used to determine the present value of the payments to be made to the executive. Assumptions underlying the determination of the amount of increase in actuarial value for both the qualified and non-qualified pension plans are disclosed on pages 55-56. Changes in these assumptions and compensation changes will impact this value annually. There are no above market earnings on deferred compensation.

6
All Other Compensation for the Named Executive Officers consists of the following:

Named Executive Officer	Perquisites & Other Personal Benefitsa	Principal Contributions to Defined Contribution Plansb	Total
Houston	$90,410	$424,500	$514,910
Strable-Soethout	$21,298	$175,353	$196,651
Halter	$19,605	$15,375	$34,980
Friedrich	$818	$46,111	$46,929
Lamarque	$0	$0	$0

a
Represents the incremental aggregate cost to Principal for all perquisites provided during the year, including the value of an annual physical examination, business spousal travel, and gifts given to all sales conference attendees. Mr. Houston’s information includes the use of the Company’s corporate aircraft for limited personal travel. In addition, we have included director fees for Ms. Strable-Soethout and Mr. Halter for serving on the boards of certain international affiliates.

b
The amounts shown below are the Company’s matching contributions to the 401(k) Plan and the Excess Plan. The Excess Plan’s matching contributions are also included in the Company’s contributions in the Non-Qualified Deferred Compensation table on page 56.

Named Executive Officer	401(k) Matching Contribution Made by Principal	Excess Plan Matching Contribution Made by Principal	Total
Houston	$15,375	$409,125	$424,500
Strable-Soethout	$15,375	$159,978	$175,353
Halter	$15,375	$0	$15,375
Friedrich	$15,375	$30,736	$46,111
Lamarque	$0	$0	$0

7
Sum of the total dollar value of the other columns in this table.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	49

Grants of Plan-Based Awards for Fiscal Year End December 31, 2022
Name	Grant Date1	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards3			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying Options4	Exercise Price or Base Price of Option Awards ($/Sh)5	Grant Date Fair Value of Stock and Option Awards6
		Threshold	Target	Maximum2	Threshold	Target	Maximum
Houston		$0	$3,750,000	$11,250,000
	03/07/2022				18,269	91,347	164,425				$5,880,006
	03/01/2022							35,680			$2,407,330
Strable-Soethout		$0	$1,201,173	$3,603,520
	03/07/2022				4,906	24,528	44,150				$1,578,867
	02/28/2022							9,579			$676,661
Halter		$0	$2,587,499	$7,762,498
	03/07/2022				5,628	28,138	50,648				$1,811,243
	02/28/2022							10,989			$776,263
Friedrich		$0	$935,423	$2,806,269
	03/07/2022				4,156	20,781	37,406				$1,337,673
	02/28/2022							8,116			$573,314
Lamarque		$0	$840,000	$2,520,000
	07/18/2022				0	0	0	76,370			$4,775,416

1
The Human Resources Committee approved 2022 RSU grants for Mses. Strable-Soethout and Friedrich and Mr. Halter on February 28, 2022, a 2022 RSU grant for Mr. Houston on March 1, 2022, and PSU grants for Mses. Strable-Soethout and Friedrich and Messrs. Houston and Halter on March 7, 2022. The Human Resources Committee approved Ms. Lamarque’s grant effective as of her July 18, 2022, start date. This award replaced awards Ms. Lamarque forfeited at her former employer when hired. The several approval and grant dates for the other Named Executive Officers resulted from required administrative processes.

2
The maximum award shown is the maximum aggregate award payable under the PrinPay Plan for the Named Executive Officers.

3
These columns reflect PSUs granted on March 7, 2022. These PSUs will vest, if at all, according to the 2022-2024 PSU performance scale outlined on page 44, subject to continued employment through the end of the performance period. The maximum payout for the 2022 PSUs is 180% of the target number of PSUs.

4
Amounts represent the grant date fair value of the award determined in accordance with Topic 718. All assumptions made in calculating the aggregate fair value can be found in Note 19 of the Notes to the Consolidated Financial Statements included in Item 8 of our 2022 Form 10-K.

5
The per-share option exercise price is the closing price of the Common Stock on the date of grant.

6
Represents the grant date fair value of the award at target.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	50

Outstanding Equity Awards at Fiscal Year End December 31, 2022
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable1	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested2	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested3	Equity Incentive Plan Awards: Market or payout value of Unearned Shares, Units, or Other Rights That Have Not Vested4
Houston	227,275	0	$63.98	02/26/2028
	0	133,990	$51.73	02/24/2030			74,151	$6,222,780
	90,938	181,877	$58.68	03/05/2031			88,415	$7,419,747
					36,927	$3,098,889	94,539	$7,933,694
Strable-Soethout	21,780	0	$51.33	02/23/2025
	68,040	0	$37.38	02/22/2026
	50,475	0	$62.78	02/27/2027
	55,140	0	$63.98	02/26/2028
	81,880	0	$53.09	02/25/2029
	61,333	30,667	$51.73	02/24/2030			16,971	$1,424,192
	21,443	42,887	$58.68	03/05/2031			20,847	$1,749,501
					9,914	$831,958	25,385	$2,130,312
Halter	0	30,818	$51.73	02/24/2030			17,055	$1,431,253
	0	51,983	$58.68	03/05/2031			25,271	$2,120,728
					11,373	$954,420	29,121	$2,443,849
Friedrich	6,390	0	$51.33	02/23/2025				$1,134,186
	11,865	0	$37.38	02/22/2026			13,515	$1,231,006
	11,710	0	$62.78	02/27/2027			14,669
	35,680	0	$63.98	02/26/2028
	64,750	0	$53.09	02/25/2029
	48,840	24,420	$51.73	02/24/2030
	15,088	30,177	$58.68	03/05/2031
					8,400	$704,893	21,507	$1,804,877
Lamarque5					77,632	$6,514,903

1
All options vest in three equal installments on the first, second and third anniversaries of the grant date. Each of these options is also subject to accelerated vesting in certain events, such as the Named Executive Officer’s death, disability, or retirement (awards granted prior to January 1, 2016), or upon the occurrence of a Change of Control.

2
All RSUs vest on the third anniversary of the grant date.

3
The PSUs granted in 2020 vested on December 31, 2022 and are disclosed at 87% of target in accordance with ASC Topic 718. The PSUs granted in 2021 are disclosed at 114% of target in accordance with ASC Topic 718 and are subject to an additional year of service-based vesting. PSUs granted in 2022 have a three-year performance period and are subject to continued performance through December 31, 2024. They will pay out based on performance against certain non-GAAP ROE and OM with an RTSR modifier, but only if either the non-GAAP ROE or operating income threshold performance measure is met as approved by the Human Resources Committee.

4
Assumes a stock price of  $83.92 per share, the closing price of a share of Common Stock on the last trading day of the year, December 31, 2022, reported for the Nasdaq.

5
50% of Ms. Lamarque’s RSUs vest 18 months after the grant date and 50% vest on the third anniversary of the grant date.

Named Executive Officers may defer PSUs that are earned and would otherwise be paid shortly after the performance period. Annual cash incentive awards, as shown in the Non-Equity Incentive Compensation column of the Summary Compensation Table, may also be deferred into the Excess Plan.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	51

Option Exercises and Stock Vested
The following table provides information concerning the exercise of stock options and the vesting of RSUs and PSUs during calendar year 2022 for each Named Executive Officer on an aggregated basis.
Name	Option Awards Number of Shares Acquired on Exercise	Value Realized on Exercise1	Stock Awards Number of Shares Acquired on Vesting	Value Realized on Vesting2
Houston	1,132,125	$38,178,876	74,151	$6,575,741
Strable-Soethout	26,800	$1,147,445	16,971	$1,504,973
Halter	240,789	$4,825,349	17,055	$1,512,434
Friedrich	0	$0	13,515	$1,198,510
Lamarque	0	$0	0	$0

1
Represents the difference between the market price of the underlying shares of Common Stock on the date of exercise and the exercise price of the exercised option.

2
Represents the market value of PSUs granted in 2020 that settled on February 27, 2023, at $88.68 upon Committee approval of the final performance modifier of 87%. The actual payout was determined applying negative discretion.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	52

Pension Plan Information
Participant Group	Pension Benefit Formula

Grandfathered Participants
Grandfathered Participants were age 47 or older with at least ten years of service on December 31, 2005 and elected to retain the prior benefit provisions under the Defined Benefit (“DB”) Plan and the NQDB and to forego receipt of the additional matching contributions offered under the 401(k) and Excess Plans.
• Currently, no Named Executive Officer is a Grandfathered Participant.

Defined Benefit Plan (Traditional Formula)
39.2% of Average Compensation (the highest five consecutive years’ total Payout of the past ten years of Pay. “Pay” is the Named Executive Officer’s base salary and annual incentive bonus up to the Tax Code limits) below the Integration Level1 plus 61.25% of Average Compensation above the Integration Level.
Cash Balance Plan—The Annual Pay Credits are calculated using the table below.

		Annual Pay Credit
	Age+ Service Years (Points)	Contribution on All Pay	Contribution on Pay Above Taxable Wage Base2
	< 40	4.00%	2.00%
	40 – 49	5.50%	2.75%
	50 – 59	7.00%	3.50%
	60 – 69	9.00%	4.50%
	70 – 79	11.50%	5.75%
	80 or more	14.00%	7.00%

NQ Defined Benefit
The NQDB benefit formula for Grandfathered Participants hired before January 1, 2002, is the greater of:
•
65% of Average Compensation, offset by Social Security and DB Plan benefits; or

•
The greater of the traditional or cash balance DB Plan benefit for Grandfathered Participants without regard to Tax Code limits, offset by the benefit that can be provided under the DB Plan.

1
The Covered Compensation Table in the Tax Code.

2
The Social Security Taxable Wage Base.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	53

Participant Group	Pension Benefit Formula

Non-Grandfathered Participants
Non-Grandfathered Participants will receive the greater of the benefit provided under the Traditional Benefit Formula or the Cash Balance Formula through December 31, 2022. Effective January 1, 2023, will earn benefits under only the Cash Balance Formula.
•
Mr. Houston and Mss. Strable-Soethout and Friedrich earn benefits under the Traditional and Cash Balance Formulas. When benefits begin, they will receive the greater of the benefit under the Traditional Formula or Cash Balance Formula for their benefit earned before December 31, 2022, plus a Cash Balance benefit earned after 2022.

•
Ms. Lamarque earns benefits under the Cash Balance Formula only.

•
Mr. Halter has not accrued any benefit under this plan since January 1, 2010. When the frozen benefits are payable, he will receive the greater of the Traditional Formula of Cash Balance Formula.

Defined Benefit Plan
Traditional Formula—35% of Average Compensation below the Integration Level plus 55% of Average Compensation above the Integration Level.
Cash Balance Formula—The Annual Pay Credits are calculated using the table below

		Annual Pay Credit
	Age+ Service Years (Points)	Contribution on All Pay	Contribution on Pay Above Taxable Wage Base
	< 40	3.00%	1.50%
	40 – 59	4.00%	2.00%
	60 – 79	5.50%	2.75%
	80 or more	7.00%	3.50%

Non-Qualified Defined Benefit
The NQDB benefit formula for Non-Grandfathered Participants hired before January 1, 2002, is:
•
The traditional or cash balance pension plan benefit for Non-Grandfathered Choice Participants (whichever is greater) without regard to Tax Code limits, offset by the benefit that can be provided under the DB Plan.

For employees who were active participants in the plan on December 31, 2005, their accrued benefit will not be less than their accrued benefit determined as of that date.
There is a reduction for benefits paid under the Traditional Formula that begin prior to the Named Executive Officers attaining Normal Retirement Age:
•
Principal subsidizes early retirement if the Named Executive Officer remains employed until Early Retirement Age (age 57 with 10 years of service), which is the earliest date an employee may begin receiving retirement benefits.

•
The early retirement benefits for Grandfathered Choice Participants (and Non-Grandfathered Choice Participants for benefits accrued prior to January 1, 2006) range from 75% at age 57 to 100% at age 62. The early retirement benefits for Non-Grandfathered Choice Participants for benefits accrued after December 31, 2005, range from 75% at age 57 to 97% at age 64.

•
If the Named Executive Officer terminates employment before reaching Early Retirement Age, Principal does not subsidize early retirement. The early retirement benefits range from 58.6% at age 57 to 92.8% at age 64.

•
Benefits under the Traditional Formula are eligible for a Cost-of-Living Adjustment (COLA) after retirement benefits begin. For Non-Grandfathered Participants, only benefits accrued as of December 31, 2005, receive this adjustment. The COLA is based on the Consumer Price Index.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	54

Participant Group	Pension Benefit Formula
Changes Effective January 1, 2023
The Company has announced participant benefit accruals under the Grandfathered and Non-Grandfathered Traditional Formulas in the Defined Benefit and Non-Qualified Defined Benefit Plans will stop effective December 31, 2022. Effective January 1, 2023, participants will begin accruing benefits solely under the Non-Grandfathered Cash Balance Formula. For participants impacted by this change, benefits earned prior to January 1, 2023, will continue to be paid based on the greater of the Traditional or Cash Balance benefit. Benefits earned after December 31, 2022, will be payable as an additional Cash Balance benefit.

Pension Distributions
Participants receive an annuity under the traditional benefit formula in the DB Plan. The qualified cash balance benefit formula in the DB Plan allows for benefits as an annuity or lump sum. NQDB benefits may be paid as a lump sum at termination/retirement, or as an annuity. Distributions may also be allowed at death or a change of control. For participants in the plan prior to January 1, 2010, a mandatory payment occurs at age 65, and they may elect for payments on a specified date between age 60 and 65.
Pension Benefits
Named Executive Officer	Plan Name	Number of years Credited Service1	Present Value of Accumulated Benefit at Normal Retirement Age2	Payments During Last Fiscal Year
Houston	Qualified Plan NQDB	38	$1,394,083 $17,536,040	$0
Strable-Soethout	Qualified Plan NQDB	32	$810,054 $4,681,986	$0
Halter	Qualified Plan NQDB	27	$940,095 $2,835,495	$0
Friedrich	Qualified Plan NQDB	22	$592,181 $2,006,775	$0
Lamarque	Qualified Plan NQDB	<1	$10,894 $0	$0

1
As of December 31, 2022.

2
Benefit calculations have been made using the following assumptions:

•
Annuity Basis Discount Rate (for Traditional Benefit): 2.75% for December 31, 2021, and 5.10% for December 31, 2022.

Cost of Living 1.6875% for December 31, 2021, and 1.6875% for December 31, 2022.
Mortality: PRI-12 White Collar for December 31, 2021, and December 31, 2022.
Improvement: For December 31, 2021, RPEC-2014-v2021 model using historical data through 2019 (graduated from 2017). For December 31, 2022, SOA MIM2021-v3 model using historical data through 2019 (graduated from 2017).
Convergence: For December 31, 2021, 10-year to SSA 2010-2088 improvement scale (SSA Trustees Report 2021) with no special COVID impacts. For December 31, 2022, 11-year convergence to SSA Trustees Report 2022 Intermediate (Alternative II) scenario with no special COVID Impacts.
Traditional benefits under the qualified DB Plan must be paid as annuity. Under the NQDB Plan, Named Executive Officers may elect whether benefits will be paid as an annuity or in a single sum payment. Mss. Strable-Soethout, Friedrich, and Mr. Halter have elected their NQDB benefit to be paid as an annuity. Ms. Lamarque was not a participant in the NQDB plan in 2022.
•
Lump Sum Basis Discount Rate (for Traditional Benefit): for those Named Executive Officers who have elected to receive their traditional NQDB benefits in a single lump sum payment (Mr. Houston), the present value of their Traditional NQDB benefits has been determined using a discount rate as follows: For December 31, 2021, 6.85%. For December 31, 2022, 7.90%.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	55

•
Lump Sum Mortality: For December 31, 2021, and December 31, 2022, IRS 417(e)(3) mortality at decrement.

•
Cost of living increase: 1.6875% for December 31, 2021, and 1.6875% for December 31, 2022.

•
Retirement age of 65 for Messers. Houston and Halter and Mses. Strable-Soethout, Friedrich, and Lamarque; and

•
Cash balance interest for participants crediting rate of 5.0% for December 31, 2021, and December 31, 2022 if hired before July 1, 2019. If hired on or after July 1, 2019, the plan provides a fixed 4% interest credit.

Non-Qualified Deferred Compensation
Named Executive Officer	Executive Contributions in Last Fiscal Year1	Principal Contributions in Last Fiscal Year2	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals / Distributions	Aggregate Balance at Last Fiscal Year End3
Houston	$566,000	$409,125	$(1,957,789)	$0	$8,596,874
Strable-Soethout	$1,186,719	$159,978	$(1,196,596)	$0	$5,235,237
Halter	$0	$0	$(45,218)	$0	$202,829
Friedrich	$49,889	$30,736	$(109,654)	$0	$528,864
Lamarque	$0	$0	$0	$0	$0

1
The amounts shown as “Executive Contributions” have either been included in the Salary column of the Summary Compensation Table on page 48 or represent annual incentive payment deferrals earned in 2021and credited to the Named Executive Officers’ accounts during 2022.

2
The amounts shown as “Principal Contributions” are included in the “All Other Compensation Column” of the Summary Compensation table on page 48.

3
The end of year 2022 aggregate balances include the following deferrals and matching contributions from years prior to 2022:

Named Executive Officer	Employee Deferral Prior to 1/1/2022	Principal Match Prior to 1/1/2022	Total
Houston	$2,608,202	$1,763,980	$4,372,182
Strable-Soethout	$2,647,106	$637,227	$3,284,333
Halter	$47,714	$35,785	$83,499
Friedrich	$220,142	$148,429	$368,571
Lamarque	$0	$0	$0
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	56

Qualified 401(k) Plan and Excess Plan
Plan Feature	Qualified 401(k) Plan	Excess Plan
Deferrals	1-50% of base salary and up to 100% of annual incentive compensation awards (1-100% of base pay if not contributing to the Excess Plan) up to the limits imposed by the Tax Code. Additionally, up to $20,000 in voluntary after-tax contributions can be contributed in each calendar year.	1-50% of base salary and up to 100% of annual incentive compensation awards.
Investment Options	There are numerous investment options. Investment and investment returns are based on the participant’s direction.	The investment options represent “phantom” units tied to the results of the reference funds listed on page 58. Investment and investment return is based on the participant’s direction.
Distributions	Allowed at various times including termination, death, and disability.	Allowed at various times including termination, death, specified date, change of control, unforeseen emergency, and mandatory payment at age 65.
Vesting	3-year cliff	Immediate
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	57

The following are the investment options available to all participants in the Excess Plan; each option represents “phantom” units tied to the listed funds (parenthesized information indicates share class):
Investment Option	1 Year Rate Of Return (12/31/2022)
Principal Blue Chip Fund (R6)	-31.08%
Principal Equity Income Fund (Institutional)	-10.42%
Principal LargeCap S&P 500 Index Fund (Institutional)	-18.46%
Principal LargeCap Growth Fund I (R6)	-34.41%
Principal MidCap Fund (R6)	-23.04%
Principal MidCap S&P 400 Index Fund (R6)	-13.10%
Principal SmallCap Value II Fund (R6)	-9.07%
Principal SmallCap S&P 600 Index Fund (R6)	-16.33%
Principal SmallCap Growth I Fund (R6)	-28.56%
Principal Real Estate Securities Fund (R6)	-25.14%
Principal Origin Emerging Markets Fund (R6)	-29.72%
Principal Diversified International Fund (R6)	-19.56%
Principal International Equity Index Fund (R6)	-14.25%
Principal LifeTime Hybrid 2015 Fund (R6)	-13.66%
Principal LifeTime Hybrid 2020 Fund (R6)	-14.37%
Principal LifeTime Hybrid 2025 Fund (R6)	-15.24%
Principal LifeTime Hybrid 2030 Fund (R6)	-16.77%
Principal LifeTime Hybrid 2035 Fund (R6)	-17.34%
Principal LifeTime Hybrid 2040 Fund (R6)	-17.95%
Principal LifeTime Hybrid 2045 Fund (R6)	-18.32%
Principal LifeTime Hybrid 2050 Fund (R6)	-18.53%
Principal LifeTime Hybrid 2055 Fund (R6)	-18.53%
Principal LifeTime Hybrid 2060 Fund (R6)	-18.54%
Principal LifeTime Hybrid 2065 Fund (R6)	-18.53%
Principal LifeTime Hybrid Income Fund (R6)	-13.17%
Principal Core Plus Bond Fund (Institutional)	-14.16%
Principal Inflation Protection Fund (Institutional)	-12.08%
Principal Government & High-Quality Bond Fund (Institutional)	-11.87%
Principal Bond Market Index Fund (Institutional)	-13.27%
Principal Financial Group, Inc. Employer Stock Fund	19.56%
Principal Diversified Real Asset Fund (R6)	-5.96%
Principal Select Stable Value Fund	1.48%
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	58

Severance Plans
All Named Executive Officers are eligible for severance under the Company’s executive severance plan if they are terminated because of layoffs, position elimination or similar reasons. They are not eligible for severance benefits if they take a comparable job with Principal, fail to sign a release of claims against Principal, and/or for other specified reasons. The benefit payable under the severance plan is as follows:
Named Executive Officer	Lump sum severance payment calculated as follows:
Houston	The sum of the following three components: an amount equal to two times annual base salary; an amount equal to two times the average amount of the bonuses paid for the last three complete calendar years; and an amount equal to two years of health benefits premiums, intended to compensate the CEO for COBRA premiums.
Strable-Soethout	The sum of the following three components: an amount equal to one and a half times the participant’s annual base salary; an amount equal to one and a half times the average amount of the bonuses paid the participant for the last three complete calendar years; and an amount equal to one and a half years of health benefits premiums, intended to compensate for COBRA premiums.
Halter	The sum of the following three components: an amount equal to one and a half times the participant’s annual base salary; an amount equal to one and a half times the average amount of the bonuses paid the participant for the last three complete calendar years; and an amount equal to one and a half years of health benefits premiums, intended to compensate for COBRA premiums.
Friedrich	The sum of the following three components: an amount equal to one and a half times the participant’s annual base salary; an amount equal to one and a half times the average amount of the bonuses paid the participant for the last three complete calendar years; and an amount equal to one and a half years of health benefits premiums, intended to compensate for COBRA premiums.
Lamarque	The sum of the following three components: an amount equal to one and a half times the participant’s annual base salary; an amount equal to one and a half times the average amount of the bonuses paid the participant for the last three complete calendar years; and an amount equal to one and a half years of health benefits premiums, intended to compensate for COBRA premiums.
In circumstances in which the severance plan does not apply, the Human Resources Committee would determine whether any severance benefits would be paid to Messrs. Houston and Halter, and Mses. Strable-Soethout, Friedrich, and Lamarque.
The following table illustrates the severance or contractual benefits that the Named Executive Officers would have received had they qualified for such benefits on December 31, 2022.
Named Executive Officer	Severance	Outplacement Services	COBRA Reimbursement	Total
Houston	$10,080,769	$40,000	$34,124	$10,154,893
Strable-Soethout	$3,066,336	$40,000	$21,779	$3,128,115
Halter	$7,010,399	$40,000	$35,329	$7,085,728
Friedrich	$1,975,056	$40,000	$36,383	$2,051,439
Lamarque	$2,100,000	$40,000	$36,383	$2,176,383
Change of Control Employment Agreements
Principal has Change of Control Employment Agreements with each of the Named Executive Officers. These Agreements provide market-based protections and do not provide excess tax gross ups. The Agreements have an initial term of two years and will automatically renew for successive one-year periods unless Principal provides a notice electing not to extend the term. If during the term of these agreements a Pre-Change of Control Event or a Change of Control occurs (each term as defined below), the term of the agreements will extend until the second anniversary of a Change of Control. These agreements provide that if payments upon
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	59

termination of employment related to a Change of Control would be subjected to the excise tax imposed by Section 4999 of the Tax Code, and if reducing the amount of the payments would result in greater benefits to the Named Executive Officer (after taking into consideration the payment of all income and excise taxes that would be owed as a result of the Change of Control payments), Principal will reduce the Change of Control payments by the amount necessary to maximize the benefits received, determined on an after tax basis.
The benefits provided under these agreements will be available to Named Executive Officers upon a Change of Control if their employment is terminated following or in connection with a Pre-Change of Control Event, or if any third party ends or adversely changes the terms and conditions of their employment. For a termination or change in employment prior to a Change of Control, such termination or change in employment is deemed to have occurred immediately following the date on which a Change of Control occurs, rather than at the time the termination or change in employment actually occurs.
Under these Agreements, a Pre-Change of Control Event means:
•
An offer that would result in a third party owning 40% or more of the Company’s voting securities;

•
A proxy solicitation or contest for the election of one or more members of the Company’s Board; or

•
An agreement that would result in a Change of Control.

Under these Agreements, a Change of Control means:
•
Any person becoming an owner of 40% or more of the Company’s Common Stock;

•
Directors on the Board on the date of the Agreements (or those thereafter nominated for election, or elected to replace such Directors by certain incumbent Directors) are no longer a majority of the Board;

•
A merger, reorganization, consolidation or similar transaction in which the shareholders of Principal do not continue to own more than 60% of the voting securities of the surviving corporation or its ultimate parent corporation; or

•
Approval by the shareholders of Principal of a sale of its assets or a plan of liquidation.

These Agreements also provide:
•
That the Named Executive Officers receive specified salary, annual incentive compensation and benefits for two years following a Change of Control if their employment continues after the Change of Control;

•
That if the successor company (“Successor”) to Principal agrees to issue equity to replace the equity awards they received from Principal, the outstanding equity awards will continue or will become equity related to the common stock of the Successor. Any outstanding performance-based equity awards will be converted into time vesting restricted stock or RSUs for Principal stock (or the stock of the Successor). If the Successor does not or cannot agree to such substitution, then any such awards that are not converted will become fully vested, exercisable and/or distributable upon the Change of Control. In addition, the Agreements and equity award agreements specify that the Committee (as made up immediately prior to the Change of Control) determines whether awards will be settled in cash;

•
For severance and other benefits if their employment is terminated without “Cause” or by the Named Executive Officer voluntarily for Good Reason. Termination without Cause or by the Named Executive Officer for Good Reason is referred to as a Qualifying Termination; and

•
That all benefits previously accrued under the NQDB and Excess Plans will vest, and these benefits will be paid in accordance with these plans.

The benefits received upon a Change of Control without termination of employment include the current vested account balance in the Excess Plan and the current vested benefit in the NQDB, according to change of control distribution elections on file for these plans.
For purposes of the Agreements, Good Reason means negative changes in the terms and conditions of the Named Executive Officer’s employment, consisting of:
•
Failure to pay base salary;

•
Failure to pay the annual bonus or a reduction in annual bonus opportunity;

•
Material adverse change in position, authority or duties;

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	60

•
Material reduction in the aggregate compensation and benefits;

•
Relocation to any office or location more than 50 miles from where the Named Executive Officer worked immediately before the Change of Control;

•
Any material breach of the Change of Control Employment Agreement;

•
Any purported termination the Company claims is for Cause, but fails to satisfy the requirements for a Cause termination; or

•
The failure of the Successor to be bound by the Agreements.

Cause means any one or more of the following:
•
Commission of certain crimes;

•
Misconduct or habitual neglect of duties; or

•
Willful or intentional breach of the Change of Control Employment Agreement.

The benefits to be paid or provided under the Agreements if termination occurs for Good Reason or without Cause consist of:
•
Lump sum severance benefits equal to two times the sum of the annual base salary and target annual bonus;

•
Immediate vesting of all stock options, stock appreciation rights, shares of restricted stock, PSAs, PSUs, RSUs, and deferred stock units;

•
A prorated annual bonus for the year of termination minus the amount paid for the bonus at the time of the Change of Control; and

•
The reimbursement for legal fees and other related expenses to enforce the Agreements.

In addition, until the third anniversary of the date of the Named Executive Officer’s termination, he or she and his or her eligible family members will receive medical, prescription drug, dental, vision, group term life insurance, and accidental death and dismemberment coverages comparable to those received by Executives whose employment continues.
Pursuant to these Agreements, the Named Executive Officers agreed that for one year following a termination of employment that results in the Named Executive Officer receiving the benefits described above, he or she will not work for a competing business, solicit employees or customers, or interfere with the relationships of the Company, its affiliates and subsidiaries with their employees or customers.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	61

Potential Payments Upon Termination Related to a Change of Control
The following table describes the potential payments upon involuntary termination without Cause or voluntary termination for Good Reason following a Change of Control. The calculations provided in the table assume:
•
the Change of Control and termination of employment occurred on December 31, 2022;

•
per share price of the Company’s Common Stock was $83.92, the closing price as of December 31, 2022, the last trading day of the year.

Named Executive Officer	Cash Severance1	Spread on Previously Unvested Options	Value of Previously Unvested Restricted Stock & Performance Shares2	Benefits Continuation3	Accelerated Pension Benefit4	Total Termination Benefits (before taxes)
Houston	$9,500,000	$8,903,705	$21,576,222	$79,631	$0	$40,059,558
Strable-Soethout	$3,817,000	$2,069,619	$5,304,005	$76,312	$0	$11,266,936
Halter	$6,325,000	$2,304,101	$5,995,830	$95,387	$0	$14,720,318
Friedrich	$3,185,000	$1,547,739	$4,170,069	$95,387	$0	$8,998,195
Lamarque	$2,800,000	$0	$0	$95,387	$10,894	$2,906,281

1
Cash severance varies by executive and is described on page 59.

2
Equals the full value of unvested restricted shares and unearned performance shares as of December 31, 2022, where vesting would be accelerated, at a stock price of  $83.92. Performance shares granted in 2019 and 2020 are valued at target, based on Company performance to date as of December 31, 2022.

3
Includes the estimated cost of continued medical, dental, vision, and life insurance coverage for three years after the Named Executive Officer’s termination and outplacement services.

4
Represents the lump sum present value of the accelerated vesting of unvested retirement benefits. All of the Named Executive Officers, except Ms. Lamarque, are fully vested in their pension benefit.

2022 CEO Pay Ratio
In 2022, there were no significant changes to our global employee population and our compensation plans remained consistent with the prior year. As such, we do not reasonably believe there have been changes that would result in a significant change to our pay ratio disclosure and, accordingly, are using the same median employee to calculate this year’s pay ratio. This employee works in the U.S.
We calculated the median employee’s annual total compensation in the same manner as the CEO’s annual total compensation, and then added the value of the Company’s 401(k) plan, pension plan, medical benefits and welfare benefits. Adding the value of these benefits to our CEO’s total compensation resulted in total of $14,241,853, for purposes of determining the ratio, which amount differs from his Total Compensation reported in the Summary Compensation Table as this includes certain benefits. The median employee’s annual total compensation was $75,463. Based on this information, for 2022, the ratio of the annual total compensation of the CEO to the annual total compensation of the median employee was 189:1.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	62

Pay Versus Performance Table
The following table sets forth the relationship between the executive Compensation Actually Paid and the financial performance during 2020, 2021, and 2022.
Year	Summary Compensation Table Total for PEO1	Compensation Actually Paid to PEO1,3	Average Summary Compensation Table Total for Non-PEO NEOs2	Average Compensation Actually Paid to Non-PEO NEOs2,3	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions)	Non-GAAP Operating Earnings5 (in millions)
					Total Shareholder Return	Peer Group Total Shareholder Return4
2022	$13,804,149	$22,473,839	$4,697,081	$8,266,843	$172.34	$128.51	$4,852.2	$1,700.9
2021	$17,566,163	$31,100,475	$5,217,527	$7,648,364	$143.50	$136.28	$1,757.4	$1,847.6
2020	$15,614,418	$9,494,060	$4,508,046	$3,145,730	$94.81	$100.64	$1,428.5	$1,366.4

1
Daniel J. Houston was our Chief Executive Officer in all years reported.

2
During 2022 our non-PEO NEOs consisted of Deanna D. Strable-Soethout, Patrick G. Halter, Amy C. Friedrich, and Natalie Lamarque. During 2021 our non-PEO NEOs consisted of Deanna D. Strable-Soethout, Patrick G. Halter, Amy C. Friedrich and Renee Schaff. During 2020 our non-PEO NEOs consisted of Deanna D. Strable-Soethout, Patrick G. Halter, Timothy M. Dunbar and Luis Valdes.

3
Adjustments were as follows:

Adjustments to Determine “Compensation Actually Paid” for PEO and Non-PEO NEOs	2022		2021		2020
	PEO	NEOs	PEO	NEOs	PEO	NEOs
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the SCT	$598,475	$2,724	$1,699,323	$680,106	$4,010,196	$815,417
Increase for “Service Cost” for Pension Plans	$474,380	$107,628	$504,001	$152,460	$481,662	$88,879
Increase for “Prior Service Cost” for Pension Plans	$0	$0	$0	$0	$0	$0
Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	$8,540,764	$2,933,301	$4,275,014	$912,107	$3,874,991	$936,869
Deduction for Amounts Reported under the “Option Awards” Column in the SCT	$0	$0	$4,275,011	$912,131	$3,874,991	$936,875
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year-end	$11,481,425	$3,777,323	$12,034,239	$2,535,846	$7,148,050	$1,716,941
Increase for Fair Value of Awards Granted during year that Vest during year	$0	$0	$0	$0	$0	$0
Increase/deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	$4,832,278	$810,800	$8,686,222	$1,747,456	$(1,850,959)	$(449,330)
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	63

Adjustments to Determine “Compensation Actually Paid” for PEO and Non-PEO NEOs	2022		2021		2020
	PEO	NEOs	PEO	NEOs	PEO	NEOs
Increase/deduction for Change in Fair Value from prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	$76,681	$8,011	$1,797,970	$343,818	$(725,573)	$(173,995)
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	$0	$0	$0	$0	$0	$0
Increase based upon Incremental Fair Value of Awards Modified during year	$0	$0	$0	$0	$0	$0
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	$944,165	$1,802,025	$761,228	$155,602	$586,641	$144,351
Total Adjustments	$8,669,690	$3,569,762	$13,534,312	$2,430,837	$(6,120,358)	$(1,362,316)

4
Peer Group used is the S&P 500 Financials Index.

5
See non-GAAP financial measure reconciliations in Appendix B.

Pay Versus Performance—Tabular List of Most Important Financial Performance Measures
Financial Performance Measures
Non-GAAP Operating Earnings
Non-GAAP Return on Equity
Operating Margin
Pay Versus Performance Relationship Disclosure
Compensation Actually Paid vs. Total Shareholder Return
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	64

Compensation Actually Paid vs. Net Income ($M)
Compensation Actually Paid vs. Non-GAAP Operating Earnings1
1
See non-GAAP financial measure reconciliations in Appendix B.

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	65

Proposal Two—Advisory Vote to Approve Executive Compensation
The Company’s Executive compensation program is designed to reward Executives who contribute to the achievement of the Company’s business objectives and to attract, retain, and motivate talented Executives to perform at the highest level and contribute significantly to the Company’s success. The program is designed to tie the delivery of Executive compensation to the achievement of the Company’s long- and short-term financial and strategic goals and to align the interests of Executives and shareholders. The purposes and objectives of, and the rationale behind, the Company’s compensation program are described in significant detail in the Compensation Discussion and Analysis, starting on page 30. Of particular note are the following policies and practices aligned with recognized corporate governance best practices:
•
Our Executive compensation is, in large measure, highly variable and directly linked to our short-term and long-term financial and strategic goals and the performance of the Company’s stock price over time.

•
Executives receive a significant portion of total compensation opportunity in the form of equity-based long-term incentives and are required to own stock in Principal to ensure their interests are aligned with the shareholders’ interests and long-term performance of Principal.

•
Principal prohibits all employees, including Executives, from: purchasing Company securities on margin, except for the exercise of employee stock options; short sales; trading in put or call options; and purchasing, directly or through a designee, any financial instrument (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that is designed to hedge or offset any decrease in the market value of Company securities.

•
Principal has a compensation recovery policy to recover incentive compensation paid to Executives if the amount of the compensation was based on achievement of financial results that were subsequently restated, if, in the opinion of the Human Resources Committee, the Executive engaged in fraud or intentional misconduct that caused the restatement of the Company’s financial statements, and if the amount of the Executive’s incentive compensation or equity award would have been lower had the financial results been properly reported.

•
Our Executive Change of Control Employment Agreements provide market-based service protection and do not contain excise tax gross ups.

•
We provide limited perquisites to Executives—one physical examination per year, business spousal travel, and gifts of nominal value given to all sales conference attendees. The Human Resources Committee approved our Named Executive Officers participating in Principal Asset Management investment products on a reduced or no-fee basis. The Human Resources Committee also approved our CEO’s use of our corporate aircraft for limited personal travel.

•
Our programs are designed to be financially efficient from tax, accounting, cash flow and share dilution perspectives. We make efforts to ensure tax deductibility to Principal of all compensation to the extent practicable.

Shareholders are being asked to vote on the Company’s compensation policies and procedures for the Named Executive Officers, as described in the Compensation Discussion and Analysis and the compensation tables and the accompanying narratives in this Proxy Statement.
This vote is not intended to address any specific item of compensation, but the Company’s overall compensation related to our Named Executive Officers. Because your vote is advisory, it will not be binding on the Board and will not overrule any decision by the Board or require the Board to take any action. However, the Human Resources Committee, which is responsible for designing and administering the Company’s Executive compensation program, values shareholder opinions and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.
This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to vote on an advisory, nonbinding basis to approve the compensation of our Named Executive Officers as disclosed in this proxy statement pursuant to SEC rules through the following resolution:
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	66

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.
The Board of Directors recommends that shareholders vote “For” this resolution.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	67

Proposal Three—Frequency of Future Advisory Votes to Approve Compensation of our Named Executive Officers
The Company is providing shareholders an advisory vote on the frequency with which the Company’s shareholders will vote on approval of the compensation of the Named Executive Officers. Shareholders may vote on whether this advisory vote occurs every one, two, or three years. In addition, shareholders may abstain from voting. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that the Company hold an advisory vote on the frequency of the say on pay vote at least once every six years.
In 2017, 89.17% of the shares voted at the annual meeting voted for every one year for the frequency of the say on pay vote, and the Board approved continuing that practice. Since that vote, say on pay votes have been held annually, and the Board believes this practice should continue.
Because the vote is advisory, it will not be binding on the Board and will not overrule any decision by the Board or require the Board to take any action. However, the Board will consider the outcome of the vote when determining the frequency of future say on pay votes.
The frequency (every one year, two years or three years) that receives the highest number of votes will be deemed the choice of shareholders. For the reasons noted above, shareholders are being asked to vote for “1 year” as the frequency of future say on pay votes.
The Board of Directors recommends that shareholders vote for “1 Year” as the frequency for which shareholders shall have an advisory vote on the compensation of the Named Executive Offers.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	68

Proposal Four—Ratification of Appointment of
Independent Registered Public Accountants
Subject to shareholder ratification, the Audit Committee has appointed the firm of Ernst & Young LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2023. In order to assure continuing auditor independence, the Audit Committee periodically considers the advisability and potential impact of selecting a different independent external audit firm. Ernst & Young LLP has served as the Company’s independent registered public accountant since it became a publicly traded company in 2001, and Principal Life has used Ernst & Young LLP as its independent registered public accountant for many years prior thereto. The Audit Committee and the Board of Directors believe, after the consideration of a variety of factors, that the continued retention of Ernst & Young LLP is in the best interest of the Company and its shareholders. Ratification of the appointment of the independent registered public accountants requires the affirmative vote of a majority of the shares represented at the meeting and voting on the matter. If the shareholders do not ratify this appointment, the Audit Committee will consider the matter of the appointment of the independent registered public accountants.
The Board of Directors recommends that shareholders vote “For” the ratification of the appointment of Ernst & Young LLP.
Representatives of Ernst & Young LLP will participate in the Annual Meeting, will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions relating to the audit of the Company’s 2022 consolidated financial statements.
Audit Fees
The aggregate fees billed by the Company’s independent registered public accounting firm in 2022 and 2021 for professional services rendered in connection with regulatory audits in accordance with US GAAP, statutory, or foreign accounting principles; consultation on matters addressed during these audits; review of documents filed with regulators including the SEC; other engagements required by statute; or engagements that generally only the Company’s independent registered public accounting firm can reasonably provide, such as comfort letters or consents, were approximately $14,446,000 in 2022 and $11,973,000 in 2021.
Audit Related Fees
The aggregate fees billed by the Company’s independent registered public accounting firm in 2022 and 2021 for professional services rendered in connection with audit-related services such as financial statement audits of employee benefit plans, financial statement audits not required by statute or regulation, accounting consultations in connection with proposed transactions or emerging accounting standards, and other attest and related advisory services not required by statute or regulation totaled approximately $3,279,000 in 2022 and $3,357,000 in 2021.
Tax Fees
The aggregate fees billed by the Company’s independent registered public accounting firm for professional services rendered in connection with tax services consisting primarily of tax compliance totaled approximately $61,000 in 2022 and $109,000 in 2021. Tax compliance generally involves preparation, assistance or attestation related to tax filings in various domestic and non-domestic jurisdictions. Tax consultation generally involves assistance in connection with tax audits, filing appeals, and compliance with tax related regulations.
All Other Fees
The aggregate fees billed by the Company’s independent registered public accounting firm for professional services rendered in connection with other services totaled approximately $11,000 in 2022 and $97,000 in 2021.
The Audit Committee has adopted a policy on auditor independence that calls for the Committee to preapprove any service the Company’s independent registered public accountant proposes to provide to the Company, its majority owned subsidiaries, employee benefit plans or affiliates which the Company controls or significantly influences. The policy also calls for the Committee to preapprove any audit service any
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	69

independent auditor proposes to provide to these entities. The purpose of the policy is to assure that the provision of such services does not impair any auditor’s independence. The policy provides for the general preapproval of specific types of Audit and Audit-Related services and fees up to an established individual engagement and annual threshold. The policy requires specific preapproval of all other services. Pursuant to the policy, each quarter Principal management presents to the Committee a detailed description of each particular service that meets the definition of services that have been generally approved and each service for which specific preapproval is sought, and an estimate of fees for each service. The policy accords the Audit Committee Chair authority to preapprove services and fees for those services that arise between regularly scheduled meetings of the Audit Committee. In considering whether to preapprove the provision of non-audit services by the independent registered public accountant, the Audit Committee will consider whether the services are compatible with the maintenance of the independent registered public accountant’s independence. The Audit Committee does not delegate its responsibilities to preapprove services performed by an independent auditor to management.
The Audit Committee did not approve the services described above under the captions “Audit Related Fees,” “Tax Fees,” and “All Other Fees,” by utilizing the de minimis exception of SEC Rule 2-01(c)(7)(i)(C).
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	70

Security Ownership of Certain Beneficial Owners
and Management
Except as otherwise indicated below, the following table shows, as of March 1, 2023, beneficial ownership of shares of Common Stock by (i) the only shareholders known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each Director, (iii) each Named Executive Officer, and (iv) all current Directors and Executive Officers as a group. Except as otherwise indicated below, each of the individuals named in the table has sole voting and investment power, or shares such powers with his or her spouse, for the shares set forth opposite his or her name.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned1	Percent of Common Stock Outstanding
The Vanguard Group2 100 Vanguard Boulevard Malvern, Pennsylvania 19355	28,280,358	11.56
BlackRock Inc.3 55 East 52nd Street New York, NY 10055	23,502,359	9.6
Nippon Life Insurance Company4 3-5-12 Imabashi Chuo-ku Osaka, 541-8501, Japan	18,137,000	7.0
Managed Account Advisors LLC5 101 Hudson Street 9th Floor Jersey City, NJ 07302	12,763,055	5.2
Jonathan S. Auerbach	10,127	*
Mary E. “Maliz” Beams	3,364	*
Jocelyn Carter-Miller	69,154	*
Michael T. Dan	52,223	*
H Elizabeth Mitchell	0	*
Roger C. Hochschild	25,044	*
Scott M. Mills	20,323	*
Claudio N. Muruzabal	2,407	*
Diane C. Nordin	16,095	*
Blair C. Pickerell	23,583	*
Clare S. Richer	7,300	*
Alfredo Rivera	4,323	*
Amy C. Friedrich	258,105	*
Patrick G. Halter	115,926	*
Daniel J. Houston	462,509	*
Natalie Lamarque	0	*
Deanna D. Strable-Soethout6	517,256	*
All Directors and Executive Officers as a group (23 persons)	1,968,130	0.81

*
The number of shares represents less than one percent of the number of shares of Common Stock outstanding.

1
Includes beneficial ownership of shares which each person named in this table has the right to acquire on or before May 17, 2023, pursuant to previously awarded stock options, RSUs, and performance units that, although scheduled to be paid in shares in more than 60 days, would be paid immediately upon termination of service, as follows: Mr. Auerbach, 10,127; Ms. Beams, 3,364; Ms. Carter Miller, 68,984; Mr. Dan, 38,963; Mr. Hochschild, 25,044; Mr. Mills, 20,323; Ms. Mitchell 0; Mr. Muruzabal, 2,407; Ms. Nordin, 16,095; Mr. Pickerell,

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	71

23,583; Ms. Richer, 7,300; Mr. Rivera, 4,323; Ms. Friedrich, 212,353; Mr. Halter, 30,818; Mr. Houston, 452,203; Ms. Lamarque, 0; Ms. Strable-Soethout, 390,758; and all other executive officers as a group, 267,778.
2
The information regarding beneficial ownership by The Vanguard Group is based solely on an amended Schedule 13G filed by it with the SEC on February 9, 2023, which provided information as of December 31, 2022. According to the Schedule 13G, Vanguard has sole voting power with respect to 0 shares; shared voting power with respect to 334,768 shares; sole dispositive power with respect to 27,274,249 shares; and shared dispositive power with respect to 1,006,109 shares.

3
The information regarding beneficial ownership by BlackRock Inc. is based solely on an amended Schedule 13G filed by it with the SEC on January 24, 2023, which provided information as of December 31, 2022. According to the Schedule 13G, BlackRock has sole voting power with respect to 21,545,006 shares; shared voting power with respect to 0 shares; sole dispositive power with respect to 23,502,359 shares; and shared dispositive power with respect to 0 shares.

4
The information regarding beneficial ownership by Nippon Life Insurance Company is based solely on a Schedule 13G filed by it with the SEC on February 28, 2008, which provided information as of February 21, 2008. According to the Schedule 13G, Nippon Life has sole voting power with respect to 18,137,000 shares; shared voting power with respect to 0 shares; sole investment power with respect to 18,137,000 shares; and shared investment power with respect to 0 shares. The Percentage of Common Stock Outstanding has been updated to reflect the outstanding Common Stock as of December 31, 2022.

5
The information regarding beneficial ownership by Managed Account Advisors, LLC is based solely on a Schedule 13G filed by it with the SEC on February 6, 2023, which provided information as of December 31, 2022. According to the Schedule 13G, Managed Account Advisors, LLC has sole voting power with respect to 0 shares; shared voting power with respect to 0 shares; sole dispositive power with respect to 12,763,055 shares; and shared investment power with respect to 0 shares.

6
Includes shares owned by Ms. Strable-Soethout’s spouse.

In addition to beneficial ownership of Common Stock, the Company’s Directors and Executive Officers also hold different forms of  “stock units” that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risk as Common Stock. These units include shares that may be acquired after May 17, 2022, pursuant to previously awarded stock options, RSUs, performance share units and nontransferable accounting entry units such as phantom stock units issued pursuant to Company stock-based compensation and benefit plans. The value of such units is the same as the value of the corresponding number of shares of Common Stock.
See “Directors’ Compensation” on pages 25 to 27 for a discussion of the options and RSUs granted to Directors under the Principal Financial Group, Inc. 2020 Directors Stock Plan and the phantom stock units credited to Directors who participate in the Deferred Compensation Plan for non-employee Directors of Principal Financial Group, Inc. See “Compensation Discussion and Analysis” beginning on page 30 for a discussion of the performance units credited to officers who defer receipt of awards under a long-term performance plan, the options and RSUs granted under the 2021 Stock Incentive Plan, and phantom stock units credited to officers that defer salary into an employer stock fund available under the Excess Plan.
As of March 1, 2022, the Directors and Executive Officers named in the security ownership table hold a pecuniary interest in the following number of units: Mr. Auerbach, 2,397 Ms. Beams, 2,397; Ms. Carter-Miller, 2,397; Mr. Dan, 2,397;Ms. Mitchell 2,435 ; Mr. Hochschild, 2,397; Mr. Mills, 2,397; Mr. Muruzabal, 2,397; Ms. Nordin, 2,397; Mr. Pickerell, 2,397; Ms. Richer, 2,397; Mr. Rivera, 2,397; Ms. Friedrich, 38,577; Mr. Halter, 63,356; Mr. Houston, 220,552; Ms. Lamarque, 77,632; and Ms. Strable-Soethout, 52,801.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors, Executive Officers and persons who own more than ten percent of a registered class of the Company’s equity securities (“Reporting Persons”) to file with the SEC and Nasdaq reports of ownership of the Company’s securities and changes in ownership. Reporting Persons required to provide the Company with copies of all Section 16(a) reports they file. Based on a review of the reports provided to the Company or written representations from Reporting Persons, the Company believes that during the fiscal year ended December 31, 2022, all Section 16(a) reports were filed on a timely basis, except for (i) a Form 3 for Ms. Lamarque reporting her initial holdings which was filed late due to an administrative error, and (ii) a Form 4 for Kenneth McCallum, an executive officer, which was inadvertently not made on a timely basis. In addition, the Company discovered that a filing to report certain shares inherited by Ms. Strable-Soethout in 2019 was inadvertently not made on a timely basis.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	72

Questions and Answers About the Annual Meeting
How can I attend the 2023 Annual Meeting?
The 2023 Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the 2023 Annual Meeting only if you were a shareholder of the Company as of the close of business on March 22, 2023 (the “Record Date”), or if you hold a valid proxy for the 2023 Annual Meeting.
You will be able to attend the 2023 Annual Meeting online and submit your questions during the meeting by visiting: www.meetnow.global/M9ZND6X.
To participate in the 2023 Annual Meeting, you will need to review the information included on your notice of internet availability of proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.
The online meeting will begin promptly at 9:00 a.m., Central Daylight Time. We encourage you to access the online meeting 10 to15 minutes prior to the start time leaving ample time for the check in.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the meeting and no later than 5:00 p.m. Eastern Time on Thursday, May 11, 2023. Please follow the registration instructions as outlined below under “How do I register to attend the 2023 Annual Meeting virtually on the internet?”
How do I register to attend the 2023 Annual Meeting virtually on the Internet?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the 2023 Annual Meeting virtually on the internet. Please follow the instructions on the notice of internet availability of proxy materials or proxy card that you received. If you cannot locate your notice of internet availability of proxy materials or proxy card but would like to attend the meeting, you can enter as a guest.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the 2023 Annual Meeting virtually on the internet. Registration will require you to contact your bank or broker and request a legal proxy which provides proof of your proxy power. Once received, to register to attend the 2023 Annual Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your ownership of Principal Financial Group, Inc. common stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Thursday, May 11, 2023. If you do not have a legal proxy but would like to attend the meeting, you can enter as a guest.
Requests for registration should be directed to us at the following:
By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.
By mail:
Computershare
Principal Financial Group, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
You will receive a confirmation of your registration by email.
Why are you holding a virtual meeting instead of a physical meeting?
Due to the ongoing public health impact of the coronavirus outbreak (i.e., COVID-19) and to support the health and well-being of our shareholders and other stakeholders, we have held completely virtual meetings of shareholders, conducted solely online via live webcast, for the last two years. In order to continue to facilitate access in a safe and efficient manner, supported by increased shareholder participation as a result of that format, we have decided that this year’s 2023 Annual Meeting will be held virtually as well. You will be able to participate in the 2023 Annual Meeting online, vote your shares electronically after following the
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	73

above directions, and submit your questions prior to and during the meeting by visiting: www.meetnow.global/M9ZND6X.
Why didn’t I receive a copy of the paper proxy materials?
The SEC rules allow companies to notify shareholders that proxy materials are available on the internet and to provide access to those materials via the internet. You may obtain paper copies of the proxy materials free of charge by following the instructions provided in the notice of internet availability of proxy materials.
Why did I receive notice of, and access to, this proxy statement?
The Board is soliciting proxies to be voted at the 2023 Annual Meeting of shareholders to be held on May 16, 2023, at 9:00 a.m., Central Daylight Time, and at any adjournment or postponement of the meeting. The Company will pay all solicitation expenses in connection with the solicitation process.
When the Board asks for your proxy, it must provide you access to proxy materials that contain information required by law. These materials were first made available on the Company’s website on April 3, and sent to shareholders, on or about April 5, 2023.
What is a proxy?
It is your legal designation of another person to vote the stock you own. The other person is called a proxy. When you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Principal has designated two of Company’s officers to act as proxies for the 2023 Annual Meeting: Deanna D. Strable-Soethout, Executive Vice President and Chief Financial Officer; and Natalie Lamarque, Executive Vice President, General Counsel, and Secretary.
What will the shareholders vote on at the 2023 Annual Meeting?
•
Election of five Class I Directors for three-year terms and one Class III Director for a two-year term;

•
Advisory approval of Named Executive Officer compensation;

•
Advisory approval on the frequency of future advisory votes on Named Executive Officer compensation; and

•
Ratification of the appointment of independent auditors.

Will there be any other items of business on the agenda?
Principal does not expect any other items of business because the deadline for shareholder proposals and nominations has passed. However, if any other matter should properly come before the meeting, the people authorized by proxy will vote according to their best judgment.
Who can vote at the 2023 Annual Meeting?
Shareholders as of the close of business on the Record Date (March 22, 2023) can vote at the 2023 Annual Meeting.
How many votes do I have?
You will have one vote for every share of Company Common Stock you owned on the Record Date.
What constitutes a quorum?
One third of the outstanding shares of Common Stock as of the Record Date constitutes a quorum for voting on items at the 2023 Annual Meeting. On the Record Date, there were 242,979,687 shares of Common Stock outstanding. A quorum must be present, through live virtual attendance or by proxy, before any action can be taken at the 2023 Annual Meeting, except an action to adjourn the meeting.
How many votes are required for the approval of each item?
•
Proposal One. Each nominee for Director will be elected if there are more votes for the nominee than votes against the nominee. Directors are elected by the majority of votes cast in uncontested Director elections;

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	74

•
Proposal Two. The advisory vote to approve Named Executive Officer compensation will be approved if there are more votes for the proposal than against the proposal;

•
Proposal Three. As to the advisory vote on the frequency of future advisory votes on executive compensation, the frequency option that receives the highest number of votes will be considered the advisory vote of shareholders.

•
Proposal Four. The appointment of the independent auditors will be ratified if there are more votes cast for the proposal than against the proposal.

•
Abstentions and broker non-votes will be treated as being present at the meeting for determining a quorum but will not be counted as votes for the proposals.

What are Broker Non-votes?
If your shares are held in a brokerage account, your broker will ask you how you want your shares to be voted. If you give your broker directions, your shares will be voted as you direct. If you do not give directions, the broker may vote your shares on routine items of business (all proposals except Proposal Four (ratification of the appointment of independent auditors)), but not on non-routine items of business (Proposal Four (ratification of the appointment of independent auditors)). Proxies that are returned by brokers because they did not receive directions on how to vote on non-routine items of business are called “broker non-votes.”
How do I vote by proxy?
Shareholders of record may vote by mail, by telephone or through the internet. Shareholders may vote “for,” “against” or “abstain” from voting for each Director nominee in Proposal One, Proposal Two (the advisory vote to approve Named Executive Officer compensation), and Proposal Four (ratification of the appointment of independent auditors). Shareholders of record may vote for every “1 year”, “2 years”, “3 years” or “abstain” from voting for Proposal Three (the advisory vote on the frequency of future advisory votes on Named Executive Officer compensation).
•
By Mail. Sign and date each proxy or voting instruction card you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you are signing as a representative (for example, as an attorney in fact, executor, administrator, guardian, trustee or an officer or agent of a corporation or partnership), indicate your name and your title or capacity. If the stock is held in custody for a minor, the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

•
By Telephone. Follow the instructions on the proxy or voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. If you vote by telephone, do not return your proxy or voting instruction card.

•
Through the Internet. You may vote online at www.investorvote.com. Follow the instructions provided in the notice of internet availability of proxy materials or on the proxy or voting instruction card. If you vote through the internet, do not return your proxy or voting instruction card.

How do I vote shares that are held by my broker?
If you own shares held by a broker, you may direct your broker or other nominee to vote your shares by following the instructions that your broker provides to you. Most brokers offer voting by mail, telephone, and through the internet.
How do I vote in person?
Because the 2023 Annual Meeting will be held virtually, you will not be able to vote your shares in person. We encourage you to vote in advance of the meeting by mail, telephone or through the internet. In addition, you can vote at the virtual 2023 Annual Meeting by using the instructions provided above at “How do I register to attend the 2023 Annual Meeting virtually on the internet?”
How do I vote my shares held in the Company’s 401(k) plan?
The trustees of the plan will vote your shares in accordance with the directions you provide by voting on the voting instruction card or the instructions in the email message that notified you of the availability of the proxy
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	75

materials. Shares for which voting instructions are not received are voted in the discretion of the trustees. Voting instructions must be received by 1:00 a.m. Central Daylight Time on May 12, 2023.
How are shares held in the Demutualization separate account voted?
Principal became a public company on October 26, 2001, when Principal Mutual Holding Company converted from a mutual insurance holding company to a stock company (“Demutualization”) and the initial public offering of shares of the Company’s Common Stock was completed. Principal issued Common Stock to Principal Life, and Principal Life allocated this Common Stock to a separate account that was established to fund policy credits received as Demutualization compensation by certain employee benefit plans that owned group annuity contracts. Although Principal Life will vote these shares, the plans may give Principal Life voting directions. A plan may give voting directions by following the instructions on the voting instruction card or the instructions in the message that notified you of the availability of proxy materials. Principal Life will vote the shares as to which it received no direction in the same manner, proportionally, as the shares in the Demutualization separate account for which it has received directions. Voting instructions must be received by 1:00 a.m. Central Daylight Time on May 12, 2023.
How do I vote my shares held in the Company’s employee stock purchase plan (ESPP)?
The trustees of the plan will vote your shares in accordance with the directions you provide by voting on the voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. Shares for which voting instructions are not received are voted in the discretion of the trustees. Voting instructions must be received by 11:59 p.m. Eastern Time on May 11, 2023.
Who counts the votes?
Votes will be counted by Computershare Trust Company, N.A.
What happens if I do not vote on an issue when returning my proxy?
If no specific instructions are given, proxies that are signed and returned will be voted as the Board of Directors recommends:
•
“For” the election of all Director nominees;

•
“For” approval of the Named Executive Officer compensation;

•
“For” “1 Year” as the frequency of the advisory shareholder vote on Named Executive Officer compensation; and

•
“For” the ratification of Ernst & Young LLP as the Company’s independent auditors.

How do I revoke my proxy?
If you hold your shares in street name, you must follow the instructions of your broker or bank to revoke your voting instructions. Otherwise, you can revoke your proxy or voting instructions by voting a new proxy or instruction card or by voting during the virtual 2023 Annual Meeting.
How do I contact the Board?
You may contact the Lead Director through the Investor Relations section of the Company’s website at www.principal.com, or by writing to:
Lead Director, c/o Natalie Lamarque
Executive Vice President, General Counsel and Secretary
Principal Financial Group, Inc.
711 High Street
Des Moines, Iowa 50392-0300
All emails and letters received will be categorized and processed by the Company’s Secretary and then sent to the Company’s Lead Director.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	76

How do I submit a shareholder proposal or nominate a director for the 2024 Annual Meeting?
The Company’s next annual meeting is scheduled for May 21, 2024. Proposals should be sent to the Company’s Secretary at the principal executive offices of the Company, 711 High Street, Des Moines, IA 50392. To be included in next year’s proxy statement, proposals submitted pursuant to SEC Rule 14a-8 must be received by December 5, 2023. In addition, the Company’s By-Laws provide that any shareholder wishing to propose any other business at the annual meeting must give Principal written notice between January 17, 2024, and February 16, 2024. That notice must provide other information as described in the Company’s By-Laws, which are on the Company’s website, www.principal.com. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 17, 2024
For proxy access nominees to be considered at the 2024 Annual Meeting, the nomination notice must be received by the Secretary no earlier than November 5, 2023, and no later than December 5, 2023. Among other things, the notice must include the information and documents described in Section 1.17 of the Company’s By-Laws.
What is “householding?”
We send shareholders of record at the same address one copy of the proxy materials unless we receive instructions from a shareholder requesting receipt of separate copies of these materials.
If you share the same address as other shareholders and would like Principal to send only one copy of future proxy materials, please contact Computershare Trust Company, N.A. at 866-781-1368, or P.O. Box 43078, Providence, RI 02940-3078. You can also contact Computershare to receive individual copies of all documents.
Where can I receive more information about the Company?
We file reports and other information with the SEC, which are available on the Company’s website at www.principal.com and at www.sec.gov. You may also contact the SEC at 1-800-SEC-0330. The Audit, Finance, Human Resources and Nominating and Governance Committee charters, the Company’s Corporate Governance Guidelines, and the Company’s Code of Business Conduct and Ethics are also available on the Company’s website, www.principal.com.
The Board urges you to vote by using the internet or telephone or by returning the proxy or voting instruction card.
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	77

Appendix A
Executive Compensation Benchmarking Study Participants
Willis Towers Watson
2022 Financial Services Executive Compensation Survey Participants
Participant List—Standard Analysis
Advisor Group
AFLAC
AgFirst
AIG
Alerus Financial
Allianz Global Corporate & Specialty
North America
Allianz Life Insurance
Allianz Worldwide Partners
Allied Solutions
Allstate
Ally Financial
Alter Domus
American Enterprise
American Express
American National Insurance
American Property Casualty Insurance
Association
Ameritas Life
AmTrust
Anthem
Aon
Arthur J Gallagher & Company
Ascot Group
Aspen Insurance
Associated Banc-Corp
Assurant
Athene
Atradius
Auto Club Group
AXA XL
AXIS Specialty U.S. Services
Banco Itau S.A.
Bar Plan Mutual Insurance Company
Barclays
BECU
Blue Cross Blue Shield of Florida
Blue Cross Blue Shield of Louisiana
Blue Cross Blue Shield of
North Carolina
Blue Shield of California
Bread Financial
Bremer Financial
Brighthouse Financial
Brookfield Asset Management
Brotherhood Mutual Insurance
Caliber Home Loans
California Casualty Management
Cambridge Associates
Canadian Imperial Bank of Commerce
MAPFRE U.S.A.
Marsh
Massachusetts Mutual
MasterCard
Medical Mutual of Ohio
Mercury Insurance
MetLife
MidFirst Bank
Mitsubishi International
Mitsui Sumitomo Marine Management
(U.S.A.), Inc
Moody’s
Morgan Stanley Investment
Management
Mortgage Guaranty Insurance
Mr. Cooper
Munich American Reassurance
Company
Munich Re Group
Mutual of Omaha
Nasdaq
Nationwide
Navient
Navy Federal Credit Union
NCCI Holdings
NCMIC
New York Life
NJM Insurance Group
Northern Trust
Northwestern Mutual
Ohio National Financial Services
OneAmerica Financial Partners
Pacific Life
Capital One Financial
CardWorks
CareFirst BlueCross BlueShield
Caterpillar Financial Services
CBOE Global Markets
CBRE Group
CFA Institute
Chubb
Cigna
Citigroup
Citizens Property Insurance
City National Bank
CME Group
CNA Financial Corporation
CNO Financial
Cobank
Coface
Comerica
Commerce Bancshares
Compeer Financial
Computershare
Country Financial
Coverys
CPP Investment Board
CTBC Bank
Cullen Frost Bankers
Delta Dental of California
Deutsche Bank
Discover Financial Services
Donnelley Financial Solutions
DWS Investments
East West Bank
Eaton Vance
Edelman Financial Engines
Edward Jones
Element Fleet Management
Emblem Health
Employers Mutual Casualty Company
Empower
Encore Capital
Enova International
Equitable
Erie Insurance
Experian Americas
Farm Credit Bank of Texas
Farm Credit Foundations
Farmers Group
FCCI Insurance
Federal Reserve Bank of Atlanta
Federal Reserve Bank of Boston
Pacific Premier Bancorp
PartnerRe
Pinnacol Assurance
Plymouth Rock Assurance
PMA Companies
Popular
PRA Group
Primerica Life
Principal Financial Group
Progressive
Progressive Leasing
Protective Life
Prudential Financial
Putnam Investments
QBE Insurance Group
R&Q Insurance Services
Rabobank
Radian Group
Realogy
Regions Financial
Reinsurance Group of America (RGA)
Reliance Standard Life
Ryan LLC
SchoolsFirst FCU
Schroders
SCOR SE
Securian Financial Group
Society Insurance
Sompo International Holdings
Southern Farm Bureau Life
Standard Insurance
State Farm Insurance
State Street
Federal Reserve Bank of Chicago
Federal Reserve Bank of Minneapolis
Federal Reserve Bank of Richmond
Federal Reserve Bank of
San Francisco
Federal Reserve Bank of St. Louis
Federal Reserve Board
Fifth Third Bancorp
FINRA
First American
First Citizens Bank
First Financial Bancorp
First National of Nebraska
Fiserv

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	A-1

Florida Credit Union
Fortitude Re
GATX
Genworth Financial
Global Payments
GM Financial
GNY Insurance
Great American Insurance
GreenStone
Guardian Life
Hartford Financial Services Group
HealthEquity
Hiscox
Horace Mann Educators
Horizon Blue Cross Blue Shield of
New Jersey
HSBC Bank
Hub International
Huntington Bancshares
ICW Group
IMT Insurance
Independence Blue Cross
Intact Insurance
IQ-EQ
Irvine
Jackson National Life
Kemper Services Group
KeyCorp
Legal & General America
Liberty Mutual Insurance
Lincoln Financial
London Stock Exchange Group
LPL Financial
M&T Bank
Manulife Asset Management
Manulife Financial
State Teachers Retirement System of Ohio
Sun Life Financial
SVB Financial
SWBC
Symetra Financial
Synchrony
Synovus Financial Corporation
T. Rowe Price Group
Teacher Retirement System of Texas
Texas Life
Thrivent Financial for Lutherans
Tokio Marine HCC
Transamerica
Transatlantic Holdings
TransUnion
Travelers
Two Harbors Investment Corp
Unite Here Health
Unum
USAA
Visa
Voya Financial Services
Voya Investment Management
Webster Bank
Wellington Management
Wellmark BlueCross BlueShield
Western Alliance Bancorporation
Western Asset Management
Western Union
Westfield
Wintrust Financial Corporation
Zurich North America

Towers Watson
2022 Diversified Insurance Compensation Survey Participants
AFLAC
AIG
Allianz Life Insurance
Allstate
Brighthouse Financial
Cigna
CNO Financial
Equitable
Genworth Financial
Guardian Life
Hartford Financial Services Group
John Hancock
Lincoln Financial
Massachusetts Mutual
Met Life
Nationwide
New York Life
Northwestern Mutual
OneAmerica Financial Partners
Pacific Life
Principal Financial Group
Protective Life
Prudential Financial
Securian Financial Group
Sun Life Financial
Symetra Financial
Thrivent Financial for Lutherans
Transamerica
Unum
USAA
Voya Financial Services

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	A-2

McLagan
2022 U.S. Asset Management—Traditional Investments & Leadership Survey Participants
abrdn plc
Acadian Asset Management
Adams Funds
Advisor Group
AGF Management
AllianceBernstein
Allianz Global Investors
American Century Investments
Ameriprise Financial
AMG Funds
Amherst Capital
Amundi Pioneer
Annaly Capital Management
Apollo Global Management
Ares Management
Artisan Partners Limited Partnership
AssetMark
Bank of New York Mellon
Barings
Bessemer Trust Company
BlackRock
BlueBay Asset Management
BNP Paribas Asset Management Holding
Brandes Investment Partners
Brandywine Global Investment Management
Bridgewater Associates
Bridgeway Capital Management
Brown Advisory
Brown Brothers Harriman
Calamos Investments
Capital Group
Cardinal Capital Management
Causeway Capital Management
Ceredex Value Advisors LLC
Chandler Asset Management
Clark Capital Management Group
ClearBridge Investments
Cohen & Steers
Coho Partners Ltd.
Conning and Company
Credit Suisse
Diamond Hill Capital Management
Dimensional Fund Advisors
Direxion
DoubleLine Group
Duff  & Phelps Investment Management Co.
Makena Capital
Manning & Napier Advisors
Manulife
Mariner Wealth Advisors
Mercer
MFS Investment Management
Morgan Stanley
Natixis Investment Managers
Neuberger Berman Group
Newfleet Asset Management
NFJ Investment Group L.P.
Nikko Asset Management
Ninety One
NN Investment Partners
Nomura Securities
Northern Trust Corporation
Numeric Investors LLC
Nuveen Investments
NWQ Investment Management Company
Oaktree Capital Management
Orbis Investment Management
Pacific Investment Management Company
PanAgora Asset Management
Parametric Portfolio Associates
Parnassus Investments
Performance Trust Investment Advisors, L
Perpetual Limited
PineBridge Investments
Polar Capital
Polen Capital
PPM America
Principal Financial Group
ProFund Advisors LLC
Prudential Financial
Putnam Investments
Pzena Investment Management
Quantitative Management Associates
Raymond, James & Associates
Resolute Investment Managers, Inc.
Robeco Group
Rockefeller Capital Management L.P.
Rothschild & Co.
Russell Investments
Sands Capital Management
Santa Barbara Asset Management
Schroder Investment Management
DuPont Capital Management
DWS
Eagle Capital Management, LLC
Edelman Financial Engines
Empower Retirement
Federated Hermes, Inc.
Fidelity Investments
Fiera Capital Corporation
First Eagle Investment Management
First Sentier Investors
Fort Washington Investment Advisors
Franklin Templeton Investments
Fred Alger Management
Fund Evaluation Group
GAM
Geode Capital Management
Glenmede Trust Company
GMO
Goldman Sachs & Co.
Gresham Investment Management LLC
Harding Loevner
Hardman Johnston Global Advisors LLC
Hennessy Advisors
IFM Investors
Impax Group
Insight Investment
Intact
Invesco
J O Hambro Capital Management
Jacobs Levy Equity Management
Janus Henderson Investors
Jefferies
Jennison Associates
Jensen Investment Management
JPMorgan Asset & Wealth Management
Jupiter Asset Management
Kayne Anderson Rudnick Investment Mgmt
KKR & Co.
LaSalle Investment Management
Lazard Asset Management
Loomis, Sayles & Company
Lord, Abbett & Co.
M&G Investments
MacKay Shields

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	A-3

Mackenzie Financial Corporation
Macquarie Bank
Seix Investment Advisors LLC
Silvant Capital Management LLC
State Street Corporation
Stone Harbor Investment Partners LP
Sustainable Growth Advisers, LP
Symphony Asset Management
T. Rowe Price Associates
TCW Group
TD Securities
Thornburg Investment Management
Thrivent Financial
UBS Asset Management
Van Eck Associates
Vanguard Group, Inc.
Vaughan Nelson Investment Management
Virtus Investment Partners
Voya Financial
Wellington Management Company
Westchester Capital Management
Western Asset Management Company
Westwood Holdings Group
William Blair & Company
WisdomTree Investments

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	A-4

Appendix B
Non-GAAP Financial Measure Reconciliations
Principal Financial Group, Inc.
	For the year ended Dec. 31
(in millions, except as indicated)	2022	2021	2020	2019	2018
Net income attributable to PFG
Net income attributable to PFG	$4,811.6	$1,710.6	$1,395.8	$1,394.2	$1,546.5
Net realized capital (gains) losses, as adjusted1	193.3	137.0	(29.4)	174.9	51.0
(Income) loss from exited business	(3,304.0)	—	—	—	—
Non-GAAP operating earnings	$1,700.9	$1,847.6	$1,366.4	$1,569.1	$1,597.5

1
This is a non-GAAP financial measure. See reconciliation below.

Net realized capital gains (losses)
GAAP net realized capital gains (losses)	$(258.4)	$2.5	$302.6	$(52.8)	$(75.4)
Recognition of front-end fee revenues	(4.7)	(2.9)	11.4	8.5	0.4
Market value adjustments to fee revenues	0.7	(0.6)	(1.6)	—	0.1
Net realized capital gains (losses) related to equity method investments	(15.0)	(24.0)	(1.5)	2.6	(5.4)
Derivative and hedging-related revenue adjustments	(126.3)	(160.3)	(132.9)	(80.4)	(64.9)
Sponsored investment fund adjustments	22.2	21.3	17.3	23.6	12.9
Amortization of deferred acquisition costs	6.5	(0.2)	(0.5)	(15.7)	(25.6)
Capital gains distributed—operating expenses	102.9	(69.4)	(41.7)	(31.6)	15.7
Amortization of other actuarial balances	(4.0)	11.3	(26.3)	(25.1)	(1.4)
Market value adjustments of embedded derivatives	(44.1)	79.8	(55.0)	66.6	18.5
Capital gains distributed—cost of interest credited	33.5	(37.3)	(8.2)	(36.6)	(1.3)
Net realized capital gains (losses) tax adjustments	64.2	56.2	(28.2)	(1.3)	71.4
Net realized capital gains (losses) attributable to noncontrolling interest, after-tax	29.2	(13.4)	(6.0)	(32.7)	4.0
Total net realized capital gains (losses) after-tax adjustments	65.1	(139.5)	(273.2)	(122.1)	24.4
Net realized capital gains (losses), as adjusted	$(193.3)	$(137.0)	$29.4	$(174.9)	$(51.0)

Diluted earnings per common share
Net income	$18.85	$6.27	$5.05	$4.96	$5.36
Net realized capital (gains) losses, as adjusted	0.76	0.50	(0.11)	0.62	0.17
(Income) loss from exited business	(12.95)	—	—	—	—
Non-GAAP operating earnings	$6.66	$6.77	$4.94	$5.58	$5.53

Stockholders’ equity
Stockholders’ equity	$10,042.8	$16,125.8	$16,617.3	$14,685.8	$11,456.0
Noncontrolling interest	(41.1)	(56.4)	(58.4)	(67.8)	(66.0)
Stockholders’ equity attributable to Principal Financial Group, Inc.	10,001.7	16,069.4	16,558.9	14,618.0	11,390.0
Net unrealized capital (gains) losses	5,357.6	(3,519.2)	(4,156.5)	(2,815.3)	(207.3)
Net unrecognized postretirement benefit obligation	254.1	344.7	460.5	435.6	512.9
Cumulative change in fair value of funds withheld embedded derivative	(2,885.7)	—	—	—	—
Stockholders’ equity, excluding cumulative change in fair value of funds withheld embedded derivative and AOCI other than foreign currency translation adjustment (FCTA)	$12,727.7	$12,894.9	$12,862.9	$12,238.3	$11,695.6

Net income ROE available to common stockholders (including AOCI)
Net income ROE available to common stockholders (including AOCI)	36.9%	10.5%	9.0%	10.7%	12.8%
Cumulative change in fair value of funds withheld embedded derivative and AOCI other than FCTA	0.7%	2.8%	2.1%	1.0%	0.4%
Net income ROE available to common stockholders (x-cumulative change in fair value of funds withheld embedded derivative and AOCI other than FCTA)	37.6%	13.3%	11.1%	11.7%	13.2%
Net realized capital (gains) losses	1.5%	1.0%	-0.2%	1.4%	0.4%
(Income) loss from exited business	-25.8%	0.0%	0.0%	0.0%	0.0%
Non-GAAP operating earnings ROE (x-cumulative change in fair value of funds withheld embedded derivative and AOCI other than FCTA)	13.3%	14.3%	10.9%	13.1%	13.6%

Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	B-1

	For the year ended Dec. 31
(in millions, except as indicated)	2022	2021	2020	2019	2018

Book value per common share including AOCI
Book value per common share including AOCI	$41.07	$61.40	$60.59	$52.85	$40.75
Cumulative change in fair value of funds withheld embedded derivative and AOCI other than FCTA	11.20	(12.13)	(13.52)	(8.60)	1.09
Book value excluding cumulative change in fair value of funds withheld embedded derivative and AOCI other than FCTA	52.27	49.27	47.07	44.25	41.84
Foreign currency translation	6.52	5.98	4.80	4.85	4.51
Book value per common share excluding cumulative change in fair value of funds withheld embedded derivative and AOCI	$58.79	$55.25	$51.87	$49.10	$46.35

Total revenues
Total revenues	$17,491.6	$14,262.7	$14,741.7	$16,222.1	$14,237.2
Net realized capital (gains) losses, net of related revenue adjustments	381.5	164.0	(195.3)	98.5	132.3
Revenues from exited business	(4,447.2)	—	—	—	—
Adjustments related to equity method investments	49.1	31.5	33.5	72.5	55.3
Operating revenues	$13,475.0	$14,458.2	$14,579.9	$16,393.1	$14,424.8

Gross profit
Income before income taxes	$6,060.1	$2,083.6	$1,693.5	$1,693.3	$1,784.4
Operating expenses	4,825.4	4,917.7	4,604.3	4,456.6	4,126.8
Non-GAAP pre-tax operating earnings (losses) attributable to noncontrolling interest1	70.1	33.5	26.5	17.4	11.6
Pre-tax net realized capital (gains) losses	286.7	179.8	(63.6)	140.9	126.4
Pre-tax (income) loss from exited business	(4,260.5)	—	—	—	—
Certain adjustments related to equity method investments and noncontrolling interest	(21.0)	(2.0)	7.0	55.1	43.7
Non-GAAP gross profit	$6,960.8	$7,212.6	$6,267.7	$6,363.3	$6,092.9

Income before income taxes
Income before income taxes	$6,060.1	$2,083.6	$1,693.5	$1,693.3	$1,784.4
Net realized capital (gains) losses	258.4	(2.5)	(302.6)	52.8	75.4
Net realized capital (gains) losses pre-tax adjustments	28.3	182.3	239.0	88.1	51.0
Non-GAAP pre-tax operating (earnings) losses attributable to noncontrolling interest1	(70.1)	(33.5)	(26.5)	(17.4)	(11.6)
Income taxes related to equity method investments	49.1	31.5	33.5	72.5	55.3
Pre-tax (income) loss from exited business	(4,260.5)	—	—	—	—
Non-GAAP pre-tax operating earnings	$2,065.3	$2,261.4	$1,636.9	$1,889.3	$1,954.5

1
This is a non-GAAP financial measure. See reconciliation below.

Income from continuing operations before income taxes
Income from continuing operations before income taxes	$6,060.1	$2,083.6	$1,693.5	$1,693.3	$1,784.4
Net realized capital (gains) losses	258.4	(2.5)	(302.6)	52.8	75.4
Non-GAAP pre-tax operating income	$6,318.5	$2,081.1	$1,390.9	$1,746.1	$1,859.8

Net income attributable to noncontrolling interest
Net income attributable to noncontrolling interest	$40.6	$46.8	$32.7	$49.9	$7.2
Income taxes attributable to noncontrolling interest	0.3	0.1	(0.2)	0.2	0.4
Net realized capital gains (losses) attributable to noncontrolling interest, after-tax	29.2	(13.4)	(6.0)	(32.7)	4.0
Non-GAAP pre-tax operating earnings losses attributable to noncontrolling interest	$70.1	$33.5	$26.5	$17.4	$11.6

Income (loss) from exited business
Strategic review costs and impacts	$(91.0)	$—	$—	$—	$—
Amortization of reinsurance losses	(82.5)	—	—	—	—
Impacts to actuarial balances of reinsured business	31.8	—	—	—	—
Net realized capital gains (losses) on funds withheld assets	749.4	—	—	—	—
Change in fair value of funds withheld embedded derivative	3,652.8	—	—	—	—
Pre-tax income (loss) from exited business	4,260.5	—	—	—	—
Tax impacts of exited business	(956.5)	—	—	—	—
Income (loss) from exited business	$3,304.0	$—	$—	$—	$—
Notice of 2023 Annual Meeting of Shareholders and Proxy Statement	B-2

EE9039-21

Your Vote Counts! PRINCIPAL FINANCIAL GROUP, INC. 2023 Annual Meeting Vote by May 15, 2023 11:59 PM ET. For shares held in a Plan, vote by May 11, 2023 11:59 PM ET. PRINCIPAL FINANCIAL GROUP, INC. 711 HIGH STREET DES MOINES, IA 50392 ATTN: CINDY BLUMHARDT V04311-P90685 You invested in PRINCIPAL FINANCIAL GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at Principal Financial Group, Inc.’s Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held virtually on May 16, 2023 at 9:00 a.m. Central Daylight Time. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2023. If you would like to request a copy of the material(s) for this and/or future annual meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 16, 2023 vote without entering a 9:00 a.m. Central Daylight Time control number Participate virtually at: meetnow.global/M9ZND6X *You may participate and vote via the Internet during the annual meeting. In order to participate in the virtual annual meeting, please contact your bank, broker or other nominee to request a legal proxy no later than 5:00 p.m., Eastern Time, on May 11, 2023. We encourage you to vote your shares in advance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors: 1a. Jonathan S. Auerbach For 1b. Mary E. Beams For 1c. Jocelyn Carter-Miller For 1d. Scott M. Mills For 1e. Claudio N. Muruzabal For 1f. H. Elizabeth Mitchell For 2. Advisory Approval of Compensation of Our Named Executive Officers For 3. Advisory Approval of the Frequency of Future Advisory Votes to Approve Compensation of our Named Executive Officers 1 Year 4. Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Auditor for 2023 For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V04312-P90685

+ Online Go to www.investorvote.com/PFG or scan the QR code — login details are located in the shaded bar below. Notice of Annual Meeting of Shareholders Important Notice Regarding the Availability of Proxy Materials for the Principal Financial Group, Inc. Annual Meeting of Shareholders to be held virtually via Live Webcast on Tuesday, May 16, 2023 When you go online, you can also consent to receive electronic delivery of future materials. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a paper or email copy. The items to be voted on and instructions on how to access the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/PFG Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/PFG. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also consent to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 6, 2023 to facilitate timely delivery. 2 N O T + 03S3HC

Notice of Annual Meeting of Shareholders Principal Financial Group, Inc.'s Annual Meeting of Shareholders will be held virtually on May 16, 2023 via live webcast at meetnow.global/M9ZND6X at 9:00 a.m. Central Daylight Time. To access the virtual meeting, you must have the 15-digit control number that is printed in the circle in the shaded bar located on the reverse side of this form. You do not need to participate in the annual meeting to vote. The Board of Directors recommends a vote FOR all of the nominees listed and FOR Proposals 2 and 4 and 1 YEAR on Proposal 3: 1. Election of Directors: Jonathan S. Auerbach, Mary E. Beams, Jocelyn Carter-Miller, Scott M. Mills, Claudio N. Muruzabal, H. Elizabeth Mitchell 2. Advisory Approval of Compensation of Our Named Executive Officers 3. Advisory Approval of the Frequency of Future Advisory votes to Approve Compensation of our Named Executive Officers 4. Ratification of Appointment of Ernst & Young LLP as the Company's Independent Auditor for 2023 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. There is no physical location for the annual meeting. As we have done in the past, Principal Financial Group, Inc. is taking advantage of the Securities and Exchange Commission’s rule that allows companies to provide proxy materials for the annual meeting via the internet to registered shareholders. Instructions to participate in the virtual annual meeting are available in our proxy statement and at www.principal.com/annualmeeting. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PFG. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials PFG” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 6, 2023.

PRINCIPAL FINANCIAL GROUP, INC. 711 HIGH STREET DES MOINES, IA 50392 ATTN: CINDY BLUMHARDT SCAN TO  VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 15, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 11, 2023 for shares held in the Principal Financial Group, Inc. Employee Stock Purchase Plan (the "Plan"). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 15, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 11, 2023 for shares held in the Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V04261-P90685 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PRINCIPAL FINANCIAL GROUP, INC. The Board of Directors recommends a vote FOR all nominees listed in Proposal 1. 1. Election of Directors: 1a. Jonathan S. Auerbach 1b. Mary E. Beams 1c. Jocelyn Carter-Miller 1d. Scott M. Mills 1e. Claudio N. Muruzabal 1f. H. Elizabeth Mitchell For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! The Board of Directors recommends a vote FOR For Against Abstain Proposal 2. 2. Advisory Approval of Compensation of Our Named ! ! ! Executive Officers The Board of Directors recommends a 1 Year 2 Years 3 Years Abstain vote for "1 YEAR" on Proposal 3. 3. Advisory Approval of the Frequency of Future ! ! ! ! Advisory Votes to Approve Compensation of our Named Executive Officers The Board of Directors recommends a vote FOR For Against Abstain Proposal 4. 4. Ratification of Appointment of Ernst & Young LLP ! ! ! as the Company's Independent Auditor for 2023 Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

The Principal Financial Group, Inc.’s Annual Meeting of Shareholders will be held virtually on May 16, 2023 via live webcast at meetnow.global/M9ZND6X at 9:00 a.m. Central Daylight Time. There is no physical location for the annual meeting. As we have done in the past, Principal Financial Group, Inc. is taking advantage of the Securities and Exchange Commission's rule that allows companies to provide proxy materials for the annual meeting via the internet. You may vote and ask questions virtually via live webcast by following the instructions available in our proxy statement and at www.principal.com/annualmeeting. You may participate and vote via the internet during the annual meeting. In order to participate in the virtual annual meeting, please contact your bank, broker or other nominee to request a legal proxy no later than 5:00 p.m., Eastern Time, on May 11, 2023. We encourage you to vote these shares in advance. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V04262-P90685 Principal Financial Group, Inc. This proxy is solicited on behalf of the Board of Directors of Principal Financial Group, Inc. for the Annual Meeting of Shareholders to be held virtually via live webcast at 9:00 a.m. Central Daylight Time on May 16, 2023. The shareholder signature(s) on this form hereby appoints Deanna D. Strable-Soethout and Natalie Lamarque, and each of them, proxies with full power of substitution, to vote all shares of Principal Financial Group, Inc. common stock held in the name of the shareholder, including those held in the Principal Financial Group, Inc. Employee Stock Purchase Plan (the "Plan"), at the 2023 Annual Meeting of Shareholders and at any adjournment thereof, upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement, subject to any directions indicated on the reverse side. If no directions are given, the proxies will vote for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side, and at their discretion, on any other matter that may properly come before the annual meeting. If you hold these shares in the Plan, your voting instructions must be received by 11:59 p.m. Eastern Time on May 11, 2023 to be included in the tabulation. Continued and to be signed on reverse side

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/PFG or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2023 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1. 1. Election of Directors: For Against Abstain For Against Abstain + 01 - Jonathan S. Auerbach 04 - Scott M. Mills 02 05 - Mary E. Beams - Claudio N. Muruzabal 03 - Jocelyn Carter-Miller 06 - H. Elizabeth Mitchell The Board of Directors recommends a vote FOR Proposal 2. For Against Abstain 2. Advisory Approval of Compensation of Our Named Executive Officers The Board of Directors recommends a vote for "1 YEAR" on Proposal 3. 1 Year 2 Years 3 Years Abstain 3. Advisory Approval on the Frequency of Future Advisory Votes to Approve Compensation of our Named Executive Officers The Board of Directors recommends a vote FOR Proposal 4. For Against Abstain 4. Ratification of Appointment of Ernst & Young LLP as the Company's Independent Auditor for 2023 B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears above. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X + 03S3FE

Principal Financial Group, Inc.'s Annual Meeting of Shareholders will be held virtually on May 16, 2023 via live webcast at meetnow.global/M9ZND6X at 9:00 a.m. Central Daylight Time. To access the virtual annual meeting, you must have the 15-digit control number that is printed in the circle in the shaded bar located on the reverse side of this form. There is no physical location for the annual meeting. As we have done in the past, Principal Financial Group, Inc. is taking advantage of the Securities and Exchange Commission’s rule that allows companies to provide proxy materials for the annual meeting via the internet to registered shareholders. Instructions to participate in the virtual annual meeting are available in our proxy statement and at www.principal.com/annualmeeting. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Principal Financial Group, Inc. + This proxy is solicited on behalf of the Board of Directors of Principal Financial Group, Inc. for the Annual Meeting of Shareholders to be held virtually via live webcast at 9:00 a.m. Central Daylight Time on May 16, 2023. The shareholder signature(s) on this form hereby appoints Deanna D. Strable-Soethout and Natalie Lamarque, and each of them, proxies with full power of substitution, to vote all shares of Principal Financial Group, Inc. common stock held in the name of the shareholder at the 2023 Annual Meeting of Shareholders and at any adjournment thereof, upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement, subject to any directions indicated on the reverse side. If no directions are given, the proxies will vote for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side, and at their discretion, on any other matter that may properly come before the annual meeting. If you participate in (i) The Principal Select Savings Plan for Employees or The Principal Select Savings Plan for Individual Field (the “401(k) Plans”), or (ii) The Principal Financial Group, Inc. Stock Separate Account (the “Stock Separate Account”), then this proxy will also constitute voting instructions authorizing, in the case of the 401(k) Plans, Bankers Trust Company, NA of Des Moines, Iowa, as Trustee, or in the case of the Stock Separate Account, Northern Trust Investments, Inc., as Portfolio Manager and agent for Principal Life Insurance Company, respectively, as holder of plan assets invested in Principal Financial Group, Inc. common stock, to vote virtually or by proxy all shares credited to your account as of March 22, 2023, the record date, at the 2023 Annual Meeting of Shareholders to be held on May 16, 2023 or at any adjournment or postponement thereof. Your Principal Financial Group, Inc. shares, or those that are allocated to your 401(k) Plan or to the Stock Separate Account, will be voted in accordance with the directions on the reverse side. If you sign this proxy but no directions are given for your shares, the proxies will vote for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side, and at their discretion, on any other matter that may properly come before the meeting. If you do not complete and submit this proxy, then in the case of your 401(k) Plan, the trustee will vote your shares as the trustee determines in its discretion, and in the case of the Stock Separate Account, Northern Trust will vote your interests in the same proportion as the shares held in the Separate Account as to which Northern Trust has received voting instructions. Instructions must be received by 1 a.m. Central Daylight Time on May 12, 2023 to be included in the tabulation. C Non-Voting Items Change of Address — Please print new address below. +

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2023 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1. 1. Election of Directors: For Against Abstain For Against Abstain + 01 - Jonathan S. Auerbach 04 - Scott M. Mills 02 05 - Mary E. Beams - Claudio N. Muruzabal 03 - Jocelyn Carter-Miller 06 - H. Elizabeth Mitchell The Board of Directors recommends a vote FOR Proposal 2. For Against Abstain 2. Advisory Approval of Compensation of Our Named Executive Officers The Board of Directors recommends a vote for "1 YEAR" on Proposal 3. 1 Year 2 Years 3 Years Abstain 3. Advisory Approval on the Frequency of Future Advisory Votes to Approve Compensation of our Named Executive Officers The Board of Directors recommends a vote FOR Proposal 4. For Against Abstain 4. Ratification of Appointment of Ernst & Young LLP as the Company's Independent Auditor for 2023 B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears above. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X + 03S3GE

Principal Financial Group, Inc.'s Annual Meeting of Shareholders will be held virtually on May 16, 2023 via live webcast at meetnow.global/M9ZND6X at 9:00 a.m. Central Daylight Time. To access the virtual annual meeting, you must have the 15-digit control number that is printed in the circle in the shaded bar located on the reverse side of this form. There is no physical location for the annual meeting. As we have done in the past, Principal Financial Group, Inc. is taking advantage of the Securities and Exchange Commission’s rule that allows companies to provide proxy materials for the annual meeting via the internet to registered shareholders. Instructions to participate in the virtual annual meeting are available in our proxy statement and at www.principal.com/annualmeeting. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Principal Financial Group, Inc. This proxy is solicited on behalf of the Board of Directors of Principal Financial Group, Inc. for the Annual Meeting of Shareholders to be held virtually via live webcast at 9:00 a.m. Central Daylight Time on May 16, 2023. The shareholder signature(s) on this form hereby appoints Deanna D. Strable-Soethout and Natalie Lamarque, and each of them, proxies with full power of substitution, to vote all shares of Principal Financial Group, Inc. common stock held in the name of the shareholder at the 2023 Annual Meeting of Shareholders and at any adjournment thereof, upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement, subject to any directions indicated on the reverse side. If no directions are given, the proxies will vote for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side, and at their discretion, on any other matter that may properly come before the annual meeting. If you participate in (i) The Principal Select Savings Plan for Employees or The Principal Select Savings Plan for Individual Field (the “401(k) Plans”), or (ii) The Principal Financial Group, Inc. Stock Separate Account (the “Stock Separate Account”), then this proxy will also constitute voting instructions authorizing, in the case of the 401(k) Plans, Bankers Trust Company, NA of Des Moines, Iowa, as Trustee, or in the case of the Stock Separate Account, Northern Trust Investments, Inc., as Portfolio Manager and agent for Principal Life Insurance Company, respectively, as holder of plan assets invested in Principal Financial Group, Inc. common stock, to vote virtually or by proxy all shares credited to your account as of March 22, 2023, the record date, at the 2023 Annual Meeting of Shareholders to be held on May 16, 2023 or at any adjournment or postponement thereof. Your Principal Financial Group, Inc. shares, or those that are allocated to your 401(k) Plan or to the Stock Separate Account, will be voted in accordance with the directions on the reverse side. If you sign this proxy but no directions are given for your shares, the proxies will vote for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side, and at their discretion, on any other matter that may properly come before the meeting. If you do not complete and submit this proxy, then in the case of your 401(k) Plan, the trustee will vote your shares as the trustee determines in its discretion, and in the case of the Stock Separate Account, Northern Trust will vote your interests in the same proportion as the shares held in the Separate Account as to which Northern Trust has received voting instructions. Instructions must be received by 1 a.m. Central Daylight Time on May 12, 2023 to be included in the tabulation.